UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03916

Name of Registrant:	Vanguard Specialized Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2019—January 31, 2020

Item 1:	Reports to Shareholders

Annual Report | January 31, 2020

Vanguard Energy Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

These are challenging times. The markets plummet one day and bounce back the next as investors process the uncertainty surrounding the coronavirus outbreak.

At Vanguard, we tell investors to “stay the course” in good times and bad. This means focusing on your investment goals, keeping a long-term perspective, being balanced across and diversified within asset classes, and limiting cost.

Vanguard investors have proven time and again that they know how to stay calm in a market downturn—an attribute that has served them well. But for those who are weathering their first bout of market volatility or could just use a friendly reminder, let me offer three points.

First, we stand by our counsel—“stay the course.”

Don’t be tempted to time the markets. It’s a losing strategy. An investment plan established during calmer times should not be abandoned in the midst of a market downturn. Although having exposure to different asset classes does not eliminate the risk of loss, we believe investors should let the potential benefits of diversification play out.

Second, whether you’re new to investing or a seasoned financial advisor, don’t feel that you need to go it alone. Our mission is to help you succeed, so reach out if we can be of help.

Our websites are constantly refreshed with our latest thinking on the markets and economy. And our experts offer practical advice on how to put this perspective to work in your portfolios.

And, finally, thank you.

Thank you for entrusting us with your financial success. It’s a tremendous responsibility that we take very seriously. No matter the market conditions, we look forward to partnering with you and helping you reach your investment goals.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

March 3, 2020

1

Your Fund’s Performance at a Glance

•   For the 12 months ended January 31, 2020, Vanguard Energy Fund returned –6.55% for Investor Shares and –6.50% for Admiral Shares. It held up a bit better than its benchmark, which returned –6.98%.

•   The broad stock market, as measured by the Standard & Poor’s 500 Index, returned 21.68% for the fiscal year thanks to a stronger-than-expected U.S. economy fueled by the Federal Reserve’s three interest rate cuts in 2019. An initial trade deal calling for the United States to reduce tariffs and China to buy large quantities of U.S. farm products also helped.

•   Declining oil prices led to negative returns for the fund. Its oil and gas exploration and production holdings significantly hurt performance, although positions in utilities companies boosted results.

•   For the ten years ended January 31, 2020, the fund posted an average annual return of 1.18% for Investor Shares, just below that of its benchmark index.

Market Barometer

	Average Annual Total Returns Periods Ended January 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.39%	14.33%	12.13%
Russell 2000 Index (Small-caps)	9.21	7.28	8.23
Russell 3000 Index (Broad U.S. market)	20.53	13.82	11.85
FTSE All-World ex US Index (International)	10.28	7.74	5.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	9.64%	4.62%	3.01%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.65	5.12	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.18	1.68	1.07

CPI
Consumer Price Index	2.49%	2.04%	2.00%

2

Advisors’ Report

For the 12 months ended January 31, 2020, Vanguard Energy Fund returned –6.55% for Investor Shares and –6.50% for Admiral Shares. It held up slightly better than its benchmark, the MSCI All Country World Energy Index, which returned –6.98%. Your fund is managed by two advisors, a strategy that enhances fund diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors also have provided a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These reports were prepared on February 19, 2020.

Wellington Management Company LLP

Portfolio Manager:

G. Thomas Levering,

Senior Managing Director,

Global Industry Analyst

Investment strategy

Wellington Management’s portion of the fund emphasizes long-term total-return opportunities through diversified energy equity exposure. We believe that the future of energy will be increasingly carbon-free, and we therefore take a comprehensive approach to defining evolving opportunities.

We invest not only in the multiple subindustries included in energy benchmarks (e.g., integrated oil, exploration and production, refining and marketing, and energy equipment and services), but also in non-benchmark renewable power and electricity networks. The portion of the fund that we manage is therefore representative of the energy sector as a whole, and the weightings of underlying subindustries reflect the relative attractiveness of the stocks within them.

Investment environment

Global equities performed strongly over the 12 months. Stocks in the global energy sector underperformed the broader market (+16.67%), as measured by the MSCI All Country World Index.

Following a particularly volatile end to 2018, energy markets stabilized in the first quarter of 2019. Dovish comments from the Federal Reserve and productive trade talks between the U.S. and China helped to ease concerns about global demand. At the end of the second quarter, shrinking U.S. crude oil stockpiles and rising political tensions between the U.S. and Iran propelled crude oil to its biggest move since January.

Early in the third quarter, it appeared that this trend would continue as Russia and Saudi Arabia struck a deal at the G20 to extend previously agreed-upon output

3

cuts through the remainder of the year. However, initial gains were cut short as fears of a global economic slowdown weighed on the energy demand outlook.

Energy equities rebounded in the fourth quarter as improving 2020 oil supply/demand estimates and positive developments on the U.S.-China trade front lent broad support to oil prices. Spot WTI crude oil finished the year at $61, up 13% for the quarter and well above the $45 it started at in 2019.

Optimism about fundamentals increased heading into the new year, but energy equities experienced a difficult first month of 2020 as markets grappled with uncertainty about the magnitude and duration of the coronavirus outbreak.

Our successes and shortfalls

Security selection detracted from our portion of the portfolio’s performance, particularly among upstream producers and equipment and services. This was partially offset by strong selection in transportation and distribution and integrated oils. Overall, subindustry allocation decisions contributed to performance, led by an overweight to energy utilities.

On an individual security basis, the largest contributors over the period included out-of-benchmark allocations to Sempra Energy (utilities) and Iberdrola (utilities). We believe Iberdrola is well-positioned to gain share as adoption of renewables grows worldwide.

Ovintiv (previously known as Encana), a North American producer with operations in natural gas and crude oil, detracted from returns. The company has undergone a transformation over the past few years with the goal of returning more free cash flow to shareholders. But its corporate history and historical trading patterns as a highly levered gas company seem to be overshadowing its move to a more balanced business model.

We initiated a position in Gazprom, a Russia-based natural gas company that focuses on the extraction, production, transport, and sale of natural gas. During the second quarter, shares hit a ten-year high after the company announced plans to increase its dividend payout ratio to 50% of net profit, beating consensus expectations.

The fund’s positioning

Portfolio positioning was fairly consistent over the year, particularly at the subindustry level. It has historically been heavily concentrated in the largest segments of the MSCI All Country World Energy benchmark—the integrated oils and upstream producers. Recently, we have strategically reduced exposure to these areas in order to add to select energy utility companies.

As the future of energy becomes increasingly carbon-free, we expect that the risk-reward of investing in purely fossil fuel equities will become relatively less attractive. Fossil fuel demand growth will continue to wane and anti-carbon policy

4

pressure will rise. As a result, we are increasingly focused on finding attractive opportunities in all forms of energy and all segments of the energy value chain.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of

Alpha Equity Investments

The investment environment

In general, energy stocks struggled both on an absolute basis and relative to the broader stock market. The MSCI All Country World Energy Index returned –6.98% for the period, while the broader MSCI All Country World Index returned 16.67%.

Results were held back by increases in U.S. petroleum production, which put downward pressure on crude oil prices. The rise in production likely limited the effect on prices of several key events that occurred just before or during the fiscal year. These included the attack on two Saudi oil tankers, production cut announcements from OPEC, and U.S. sanctions on Venezuela and Iran that limited crude oil exports from those countries.

On January 6, oil prices reached $70.73 a barrel amid fears that the U.S. airstrike that killed Iran’s top military commander might trigger a retaliation and disrupt global energy supplies. They then dropped significantly as the coronavirus sparked fears of an economic slowdown.

In 2019, natural gas spot prices averaged $2.57 per million British thermal units (MMBtu), about 60 cents per MMBtu lower than in 2018 and the lowest annual average price since 2016. This drop supported higher consumption—particularly in the electric generation sector—and more natural gas exports. Continued growth in domestic natural gas production also supported lower prices throughout the fund’s fiscal year.

Investment objective and strategy

It’s important to understand how our overall performance is affected by the macroeconomic factors we’ve described. However, our approach to investing focuses on specific fundamentals— not on technical analysis of stock price movements—so that we can identify stocks with characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that focuses on several fundamental factors. We believe that attractive stocks exhibit four key themes: (1) high quality—healthy balance sheets and consistent cash-flow generation; (2) sound management decisions— investment policies that favor internal over external funding; (3) strong market sentiment—market confirmation of our view; and (4) reasonable valuation— avoidance of overpriced stocks. Using

5

these results, we construct our portfolio with the goals of maximizing expected return and minimizing exposure to risks that our research indicates do not improve returns.

Our successes and shortfalls

For the 12 months, our sentiment and management decisions boosted relative performance, but our valuation and quality models did not perform as expected.

Our selections in integrated oil and gas held up better than those in the benchmark, while our oil and gas refining and marketing holdings were by far the biggest detractors from relative performance.

We also benefited from our positions in Russia and, to a lesser extent, Brazil and Thailand. Our holdings in India, the United States, and Canada detracted the most.

Our most successful overweights included those to Gazprom and Rosneft Oil Company. We also benefited from an underweight to Concho Resources. Our results were restrained by overweighted positions in EQT and HollyFrontier and underweights to Anadarko Petroleum and Phillips 66.

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	93	5,762	Emphasizes long-term total-return opportunities from the various energy subsectors: international oils, foreign integrated oils and foreign producers, North American producers, oil services and equipment, midstream and utilities, and refining and marketing.
Vanguard Quantitative Equity Group	5	312	Employs a quantitative fundamental management approach using models that assess valuation, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.
Cash Investments	2	106	These short-term reserves are invested by Vanguard in equity index products to simulate investments in stock. Each advisor may also maintain a modest cash position.

6

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

7

Six Months Ended January 31, 2020
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	7/31/2019	1/31/2020	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$941.33	$1.57
Admiral™ Shares	1,000.00	941.55	1.17
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.59	$1.63
Admiral Shares	1,000.00	1,024.00	1.22

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.24% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

8

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2010, Through January 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Energy Fund Investor Shares	-6.55%	-0.80%	1.18%	$11,245
Spliced Energy Index	-6.98	-0.12	1.19	11,254
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.37	11.79	13.80	36,436

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Energy Fund Admiral Shares	-6.50%	-0.72%	1.25%	$56,598
Spliced Energy Index	-6.98	-0.12	1.19	56,271
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.37	11.79	13.80	182,178

See Financial Highlights for dividend and capital gains information.

9

Energy Fund

Sector Diversification

As of January 31, 2020

Integrated Oil & Gas	41.6%
Oil & Gas Drilling	0.2
Oil & Gas Equipment & Services	4.3
Oil & Gas Exploration & Production	22.4
Oil & Gas Refining & Marketing	8.1
Oil & Gas Storage & Transportation	7.3
Utilities	13.1
Other	3.0

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

10

Energy Fund

Financial Statements

Statement of Net Assets

As of January 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (97.4%)[1]
United States (43.0%)
Electric Utilities (5.7%)
Exelon Corp.	2,667,601	126,951
Duke Energy Corp.	1,168,054	114,037
Avangrid Inc.	1,228,509	65,430
NextEra Energy Inc.	165,745	44,453
		350,871
Energy Equipment & Services (2.8%)
Schlumberger Ltd.	5,160,039	172,913
TechnipFMC plc	46,881	750
Halliburton Co.	31,420	685
Baker Hughes Co.	5,800	126
		174,474
Multi-Utilities (0.4%)
Sempra Energy	160,867	25,842

Oil, Gas & Consumable Fuels (33.8%)
Integrated Oil & Gas (7.9%)
Chevron Corp.	2,490,103	266,790
Occidental Petroleum Corp.	2,971,880	118,043
Exxon Mobil Corp.	1,724,981	107,156

Oil & Gas Exploration & Production (17.9%)
Pioneer Natural Resources Co.	1,342,527	181,241
ConocoPhillips	3,045,509	180,995
Diamondback Energy Inc.	1,992,323	148,229
EOG Resources Inc.	1,206,875	87,993
Concho Resources Inc.	1,158,066	87,758
Kosmos Energy Ltd.	12,524,090	63,998
Noble Energy Inc.	3,125,443	61,790
Cabot Oil & Gas Corp.	3,006,484	42,362
Viper Energy Partners LP	1,880,618	41,016
* WPX Energy Inc.	3,282,615	39,227
Hess Corp.	634,648	35,902
Ovintiv Inc.	2,292,191	35,827
* Magnolia Oil & Gas Corp. Class A	2,877,149	30,268
Parsley Energy Inc.	1,649,834	27,453
Devon Energy Corp.	978,835	21,260
Marathon Oil Corp.	1,050,767	11,947
* PDC Energy Inc.	459,879	9,929

Oil & Gas Refining & Marketing (6.1%)
Marathon Petroleum Corp.	4,631,768	252,431
Valero Energy Corp.	1,355,229	114,259
Phillips 66	72,885	6,660
HollyFrontier Corp.	55,092	2,475

Oil & Gas Storage & Transportation (1.9%)
Williams Cos. Inc.	5,190,919	107,400
Kinder Morgan Inc.	312,137	6,514
ONEOK Inc.	28,862	2,161
		2,091,084
Other (0.3%)
[2] Vanguard Energy ETF	253,000	18,183
Total United States		2,660,454
International (54.4%)
Australia (0.1%)
Beach Energy Ltd.	1,277,459	2,229
Woodside Petroleum Ltd.	45,580	1,044
Santos Ltd.	112,201	644
		3,917
Austria (0.9%)
OMV AG	1,113,542	55,337

Brazil (1.1%)
Petroleo Brasileiro SA ADR	4,082,233	57,600
Petroleo Brasileiro SA Preference Shares	782,400	5,198
Petroleo Brasileiro SA	410,501	2,909
Petrobras Distribuidora SA	358,474	2,411
		68,118

11

Energy Fund

		Market
		Value•
	Shares	($000)
Canada (7.9%)
TC Energy Corp. (XNYS)	2,793,174	153,122
Enbridge Inc. (XTSE)	2,497,878	101,565
Parex Resources Inc.	3,274,932	51,844
Suncor Energy Inc. (XNYS)	1,671,900	51,143
Enbridge Inc. (XNYS)	1,202,816	48,919
Canadian Natural Resources Ltd. (XNYS)	1,475,000	41,492
TC Energy Corp. (XTSE)	496,812	27,243
Suncor Energy Inc. (XTSE)	176,382	5,391
Canadian Natural Resources Ltd. (XTSE)	180,607	5,079
Imperial Oil Ltd.	93,975	2,228
Pembina Pipeline Corp.	16,977	650
		488,676
China (2.8%)
CNOOC Ltd. ADR	786,705	118,792
ENN Energy Holdings Ltd.	2,743,800	31,896
China Oilfield Services Ltd.	8,586,000	12,458
CNOOC Ltd.	3,099,974	4,641
China Longyuan Power Group Corp. Ltd.	3,443,000	2,036
Xinyi Solar Holdings Ltd.	2,851,000	1,992
Kunlun Energy Co. Ltd.	2,450,000	1,898
CIMC Enric Holdings Ltd.	2,186,000	1,116
China Petroleum & Chemical Corp.	556,485	293
		175,122
Colombia (0.0%)
Ecopetrol SA	68,898	1,275

Denmark (0.0%)
Vestas Wind Systems A/S	5,325	529

Finland (0.0%)
Neste Oyj	5,155	205

France (8.2%)
TOTAL SA ADR	6,253,571	303,861
TOTAL SA	2,087,985	101,666
Engie SA	5,880,699	101,226
		506,753
Greece (0.1%)
Hellenic Petroleum SA	186,762	1,631
Motor Oil Hellas Corinth Refineries SA	72,575	1,541
		3,172
Hungary (0.0%)
MOL Hungarian Oil & Gas plc	173,723	1,473

India (2.8%)
Reliance Industries Ltd.	5,492,967	108,346
Power Grid Corp. of India Ltd.	21,922,265	57,340
Oil & Natural Gas Corp. Ltd.	1,385,961	2,109
Hindustan Petroleum Corp. Ltd.	589,408	1,922
Oil India Ltd.	836,511	1,514
		171,231
Israel (0.1%)
Oil Refineries Ltd.	3,563,390	1,569
Delek Group Ltd.	11,687	1,498
Paz Oil Co. Ltd.	11,607	1,408
		4,475
Italy (4.9%)
^ Eni SPA ADR	4,825,616	135,069
Enel SPA	6,985,124	60,885
TENARIS SA	5,346,431	55,253
Tenaris SA ADR	1,626,565	33,654
Eni SPA	1,174,161	16,447
Saipem SPA	462,684	1,918
		303,226
Japan (0.1%)
JXTG Holdings Inc.	748,100	3,182
Inpex Corp.	273,700	2,555
^ Cosmo Energy Holdings Co. Ltd.	86,300	1,664
Japan Petroleum Exploration Co. Ltd.	65,200	1,601
		9,002
Norway (1.6%)
Equinor ASA	3,847,123	69,431
Equinor ASA ADR	1,443,408	26,241
Aker BP ASA	70,704	1,992
		97,664
Poland (0.0%)
Grupa Lotos SA	91,639	1,819

Portugal (1.2%)
Galp Energia SGPS SA	4,994,144	75,464

Russia (4.7%)
Lukoil PJSC ADR	1,580,066	160,763
Gazprom PJSC ADR	14,944,015	104,752
Gazprom PJSC	1,792,291	6,334
Rosneft Oil Co. PJSC	414,767	3,111
LUKOIL PJSC	23,865	2,440

12

Energy Fund

		Market
		Value•
	Shares	($000)
AK Transneft OAO Preference Shares	851	2,193
Tatneft PJSC ADR	30,385	2,182
Tatneft PJSC	155,950	1,849
Surgutneftegas PJSC	2,455,421	1,763
Rosneft Oil Co.PJSC GDR	155,000	1,160
Surgutneftegas OAO Preference Shares	1,938,125	1,094
Novatek PJSC GDR	5,442	979
Tatneft PAO Preference Shares	18,838	211
Bashneft PAO Preference Shares	6,209	171
		289,002
South Korea (0.0%)
GS Holdings Corp.	43,645	1,664

Spain (3.5%)
* Repsol SA	7,909,904	108,863
* Iberdrola SA	9,543,437	104,418
Iberdrola SA-INT	120,060	1,314
		214,595
Sweden (0.6%)
Lundin Petroleum AB	1,199,013	36,468

Thailand (0.1%)
PTT Exploration & Production PCL (Foreign)	615,500	2,436
PTT PCL (Foreign)	703,000	970
		3,406
Turkey (0.0%)
KOC Holding AS	494,226	1,609

United Kingdom (13.7%)
BP plc ADR	7,633,963	275,815
Royal Dutch Shell plc ADR	4,564,897	238,059
BP plc	22,664,699	136,446
Royal Dutch Shell plc (XLON)	3,882,456	101,956
National Grid plc	5,249,040	69,743
Royal Dutch Shell plc Class B	546,265	14,354
Royal Dutch Shell plc (XAMS)	381,491	9,999
Petrofac Ltd.	308,868	1,421
		847,793
Total International		3,361,995
Total Common Stocks (Cost $4,951,341)		6,022,449
Temporary Cash Investments (3.3%)[1]
Money Market Fund (1.7%)
[3,4] Vanguard Market Liquidity Fund,1.730%	1,058,086	105,830

	Face
	Amount
	($000)
Repurchase Agreements (1.5%)
Societe Generale 1.560%, 2/3/20 (Dated 1/31/20, Repurchase Value $28,304,000, collaterized by U.S. Treasury Note/Bond 0.000%–5.000%, 2/6/20–11/15/47, Federal National Mortgage Assn. 3.000%–4.500%, 4/1/25–2/1/57, with a value of $28,866,000)	28,300	28,300
RBS Securities, Inc. 1.570%, 2/3/20 (Dated 1/31/20, Repurchase Value $61,408,000, collateralized by U.S. Treasury Note/Bond 1.625%, 5/15/26, with a value of $62,628,000)	61,400	61,400
		89,700
U.S. Government and Agency Obligations (0.1%)
[5] United States Treasury Bill, 1.531%, 2/13/20	3,000	2,999
[5] United States Treasury Bill, 1.872%, 2/20/20	2,500	2,498
[5] United States Treasury Bill, 1.515%, 4/9/20	100	99
		5,596
Total Temporary Cash Investments (Cost $201,116)		201,126
Total Investments (100.7%) (Cost $5,152,457)		6,223,575

13

Energy Fund

Amount
($000)
Other Assets and Liabilities (-0.7%)
Other Assets
Investment in Vanguard	300
Receivables for Investment Securities Sold	125,939
Receivables for Accrued Income	2,247
Receivables for Capital Shares Issued	4,917
Other Assets	670
Total Other Assets	134,073
Liabilities
Payables for Investment Securities Purchased	(136,425)
Payables to Investment Advisor	(1,399)
Collateral for Securities on Loan	(15,158)
Payables for Capital Shares Redeemed	(7,282)
Payables to Vanguard	(10,224)
Variation Margin Payable—Futures Contracts	(1,952)
Other Liabilities	(4,848)
Total Liabilities	(177,288)
Net Assets (100%)	6,180,360

At January 31, 2020, net assets consisted of:

Amount
($000)
Paid-in Capital	5,217,671
Total Distributable Earnings (Loss)	962,689
Net Assets	6,180,360

Investor Shares—Net Assets
Applicable to 41,420,862 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,792,508
Net Asset Value Per Share—Investor Shares	$43.28

Admiral Shares—Net Assets
Applicable to 54,049,293 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,387,852
Net Asset Value Per Share—Admiral Shares	$81.18

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,147,000.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.0% and 1.7%, respectively, of net assets.
2	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $15,158,000 was received for securities on loan.
5	Securities with a value of $4,197,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

14

Energy Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
					($000)
					Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation )
Long Futures Contracts
E-mini S&P 500 Index	March 2020	588		94,786	22
E-mini S&P Energy Select Sector Index	March 2020	14		773	(55)
					(33)

See accompanying Notes, which are an integral part of the Financial Statements.

15

Energy Fund

Statement of Operations

Year Ended
January 31, 2020
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	248,220
Dividends—Affiliated Issuers	921
Interest—Unaffiliated Issuers	4,044
Interest—Affiliated Issuers	1,909
Securities Lending—Net	733
Total Income	255,827
Expenses
Investment Advisory Fees—Note B
Basic Fee	10,640
Performance Adjustment	(4,134)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,502
Management and Administrative—Admiral Shares	7,303
Marketing and Distribution—Investor Shares	212
Marketing and Distribution—Admiral Shares	266
Custodian Fees	419
Auditing Fees	33
Shareholders’ Reports—Investor Shares	60
Shareholders’ Reports—Admiral Shares	38
Trustees’ Fees and Expenses	11
Total Expenses	19,350
Net Investment Income	236,477
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	651,288
Investment Securities Sold—Affiliated Issuers	(6,212)
Futures Contracts	15,442
Foreign Currencies	125
Realized Net Gain (Loss)	660,643
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[2]	(1,332,662)
Investment Securities—Affiliated Issuers	4,109
Futures Contracts	(1,921)
Foreign Currencies	85
Change in Unrealized Appreciation (Depreciation)	(1,330,389)
Net Increase (Decrease) in Net Assets Resulting from Operations	(433,269)

1	Dividends are net of foreign withholding taxes of $14,444,000.
2	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $1,437,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Energy Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	236,477	222,432
Realized Net Gain (Loss)	660,643	87,343
Change in Unrealized Appreciation (Depreciation)	(1,330,389)	(1,360,432)
Net Increase (Decrease) in Net Assets Resulting from Operations	(433,269)	(1,050,657)
Distributions
Net Investment Income
Investor Shares	(64,161)	(60,363)
Admiral Shares	(160,906)	(153,140)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(225,067)	(213,503)
Capital Share Transactions
Investor Shares	(280,012)	(338,483)
Admiral Shares	(752,371)	(290,002)
Net Increase (Decrease) from Capital Share Transactions	(1,032,383)	(628,485)
Total Increase (Decrease)	(1,690,719)	(1,892,645)
Net Assets
Beginning of Period	7,871,079	9,763,724
End of Period	6,180,360	7,871,079

See accompanying Notes, which are an integral part of the Financial Statements.

17

Energy Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$47.85	$55.62	$52.70	$40.43	$51.53
Investment Operations
Net Investment Income	1.519[1]	1.300[1]	1.477[1,2]	.982	1.096
Net Realized and Unrealized Gain (Loss) on Investments	(4.524)	(7.788)	3.035	12.275	(11.118)
Total from Investment Operations	(3.005)	(6.488)	4.512	13.257	(10.022)
Distributions
Dividends from Net Investment Income	(1.565)	(1.282)	(1.592)	(.987)	(1.078)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.565)	(1.282)	(1.592)	(.987)	(1.078)
Net Asset Value, End of Period	$43.28	$47.85	$55.62	$52.70	$40.43

Total Return[3]	-6.55%	-11.48%	8.75%	32.73%	-19.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,793	$2,265	$2,968	$3,452	$2,693
Ratio of Total Expenses to Average Net Assets[4]	0.32%	0.37%	0.38%	0.41%	0.37%
Ratio of Net Investment Income to Average Net Assets	3.20%	2.42%	2.86%[2]	1.97%	2.20%
Portfolio Turnover Rate	48%	31%	24%	29%	23%

1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.342 and 0.67%, respectively, from income received as a result of the General Electric Co. and Baker Hughes Inc. merger in July 2017.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.01%), 0.00%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

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Energy Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$89.77	$104.35	$98.88	$75.85	$96.69
Investment Operations
Net Investment Income	2.926[1]	2.511[1]	2.815[1,2]	1.918	2.113
Net Realized and Unrealized Gain (Loss) on Investments	(8.512)	(14.600)	5.730	23.035	(20.872)
Total from Investment Operations	(5.586)	(12.089)	8.545	24.953	(18.759)
Distributions
Dividends from Net Investment Income	(3.004)	(2.491)	(3.075)	(1.923)	(2.081)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.004)	2.491	(3.075)	(1.923)	(2.081)
Net Asset Value, End of Period	$81.18	$89.77	$104.35	$98.88	$75.85

Total Return[3]	-6.50%	-11.40%	8.84%	32.83%	-19.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,388	$5,606	$6,796	$7,231	$5,428
Ratio of Total Expenses to Average Net Assets[4]	0.24%	0.29%	0.30%	0.33%	0.31%
Ratio of Net Investment Income to Average Net Assets	3.28%	2.50%	2.94%[2]	2.05%	2.26%
Portfolio Turnover Rate	48%	31%	24%	29%	23%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.643 and 0.67%, respectively, from income received as a result of the General Electric Co. and Baker Hughes Inc. merger in July 2017.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.01%), 0.00%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

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Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin

20

Energy Fund

requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2020, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2017–2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering

21

Energy Fund

the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2020, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firm Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments

22

Energy Fund

based on performance relative to the MSCI ACWI Energy Index for the preceding three years. Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $420,000 for the year ended January 31, 2020.

For the year ended January 31, 2020, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a decrease of $4,134,000 (0.06%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $300,000, representing less than 0.01% of the fund’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	2,659,704	750	—
Common Stocks—International	1,689,560	1,672,435	—
Temporary Cash Investments	105,830	95,296	—
Futures Contracts—Liabilities[1]	(1,952)	—	—
Total	4,453,142	1,768,481	—

1 Represents variation margin on the last day of the reporting period.

23

Energy Fund

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales; the realization of unrealized gains or losses on certain futures contracts; and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	7,187
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(101,333)
Net Unrealized Gains (Losses)	1,066,487
*	The fund used capital loss carryforwards of $650,827,000 to offset taxable capital gains realized during the year ended January 31, 2020.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	5,157,171
Gross Unrealized Appreciation	1,357,862
Gross Unrealized Depreciation	(291,458)
Net Unrealized Appreciation (Depreciation)	1,066,404

F. During the year ended January 31, 2020, the fund purchased $3,343,468,000 of investment securities and sold $4,223,422,000 of investment securities, other than temporary cash investments.

24

Energy Fund

G. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	210,156	4,436	369,497	6,945
Issued in Lieu of Cash Distributions	59,798	1,266	56,497	1,272
Redeemed	(549,966)	(11,603)	(764,477)	(14,260)
Net Increase (Decrease)—Investor Shares	(280,012)	(5,901)	(338,483)	(6,043)
Admiral Shares
Issued	536,363	6,047	921,133	9,349
Issued in Lieu of Cash Distributions	145,329	1,640	139,594	1,675
Redeemed	(1,434,063)	(16,094)	(1,350,729)	(13,691)
Net Increase (Decrease)—Admiral Shares	(752,371)	(8,407)	(290,002)	(2,667)

H. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Energy ETF	49,789	—	29,517	(6,194)	4,105	921	—	18,183
Vanguard Market Liquidity Fund	46,365	NA1	NA1	(18)	4	1,909	—	105,830
Total	96,154			(6,212)	4,109	2,830	—	124,013

1 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Energy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Energy Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2020, the related statement of operations for the year ended January 31, 2020, the statement of changes in net assets for each of the two years in the period ended January 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2020 and the financial highlights for each of the five years in the period ended January 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 16, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

26

Special 2019 tax information (unaudited) for Vanguard Energy Fund

The fund distributed $22,141,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 51.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork- Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q510 032020

Annual Report | January 31, 2020 Vanguard Global Capital Cycles Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

Advisor’s Report	3

About Your Fund’s Expenses	6

Performance Summary	8

Financial Statements	10

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

These are challenging times. The markets plummet one day and bounce back the next as investors process the uncertainty surrounding the coronavirus outbreak.

At Vanguard, we tell investors to “stay the course” in good times and bad. This means focusing on your investment goals, keeping a long-term perspective, being balanced across and diversified within asset classes, and limiting cost.

Vanguard investors have proven time and again that they know how to stay calm in a market downturn—an attribute that has served them well. But for those who are weathering their first bout of market volatility or could just use a friendly reminder, let me offer three points.

First, we stand by our counsel—“stay the course.”

Don’t be tempted to time the markets. It’s a losing strategy. An investment plan established during calmer times should not be abandoned in the midst of a market downturn. Although having exposure to different asset classes does not eliminate the risk of loss, we believe investors should let the potential benefits of diversification play out.

Second, whether you’re new to investing or a seasoned financial advisor, don’t feel that you need to go it alone. Our mission is to help you succeed, so reach out if we can be of help.

Our websites are constantly refreshed with our latest thinking on the markets and economy. And our experts offer practical advice on how to put this perspective to work in your portfolios.

And, finally, thank you.

Thank you for entrusting us with your financial success. It’s a tremendous responsibility that we take very seriously. No matter the market conditions, we look forward to partnering with you and helping you reach your investment goals.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

March 3, 2020

1

Your Fund’s Performance at a Glance

•             Vanguard Global Capital Cycles Fund returned 7.11% for the fiscal year ended January 31, 2020, lagging the 14.14% return of its benchmark.

•             Amid continuing concerns about slowing global economic growth, trade disputes, and geopolitical tensions, large-capitalization stocks outperformed small- and mid-caps and growth stocks outperformed their value counterparts for the period.

•             The fund, which seeks opportunities resulting from cycles of under- and overinvestment in capital-intensive industries, invests at least 25% of its assets in precious metals and mining securities.

•             The fund was helped most, relative to the benchmark, by the advisor’s stock selection in the industrial and materials sectors. By region, the fund benefited most from its holdings in the Pacific; stock selection in North America was the biggest detractor from performance versus the benchmark.

Market Barometer

	Average Annual Total Returns
	Periods Ended January 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.39%	14.33%	12.13%
Russell 2000 Index (Small-caps)	9.21	7.28	8.23
Russell 3000 Index (Broad U.S. market)	20.53	13.82	11.85
FTSE All-World ex US Index (International)	10.28	7.74	5.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	9.64%	4.62%	3.01%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.65	5.12	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.18	1.68	1.07

CPI
Consumer Price Index	2.49%	2.04%	2.00%

2

Advisor’s Report

For the 12 months ended January 31, 2020, Vanguard Global Capital Cycles Fund returned 7.11%, trailing the 14.14% return of its benchmark, the S&P Global BMI Metals & Mining 25% Weighted Index.

The investment environment

Global markets recovered from 2018 declines during the first half of 2019, buoyed by a dovish shift in central bank policies and greater optimism about a U.S.-China trade deal. As the 2019 fourth quarter began, waning recession fears and forecasts for improving global growth in 2020 helped bolster risk sentiment. Geopolitics and trade disputes continued to be major drivers of market volatility. The U.S. canceled tariffs that were scheduled to take effect on December 15 in an effort to secure a phase-one trade deal with China. U.S. President Donald Trump announced on December 13 that the phase-one agreement would be signed on January 15, providing significant relief to global markets heading into year-end.

In January, however, global equities sold off as markets grappled with uncertainty about the magnitude and duration of the coronavirus outbreak and its potential economic effects. Asian equities in particular declined sharply at the end of January as the World Health Organization declared the coronavirus outbreak a global emergency after the death toll reached 200 and confirmed cases spread to at least 22 countries and regions. Risk sentiment diminished as companies braced for significant economic fallout and supply-chain disruptions.

The fund’s shortfalls

Security selection weighed on the fund’s relative performance for the period, most notably in energy (Cameco and Viper Energy), communication services (China Unicom and Millicom), and utilities (UGI and E.ON). An underweight allocation to information technology and an overweight allocation to energy also detracted from relative returns.

China Unicom and Cameco were among the fund’s largest relative detractors.

Shares of China Unicom, a Chinese telecommunications company, declined as the company’s revenue was hurt by intense competition, particularly in its broadband segments, and a lower-fee policy. While we continue to find the long-term valuation compelling, we are disappointed that the company continues to increase spending, which goes against our process, and we reduced our position during the period.

Cameco, a global uranium company, also came under pressure during the period. Despite strong market fundamentals amid continued tight supply, uranium’s spot price fell over the period, driving lower returns among producers. We continue to be optimistic about the pace of mine closures to reduce output and the increased long-term demand, specifically in China.

Another key headwind, which accelerated in January, was the continued out-performance of the growth factor relative to the value factor. This was most notable

3

in our significant underweight allocation to information technology. That is where we continue to see the market ignoring the long-term effects on margins and free cash flow of the massive spending and growth among older and new competitors.

We continue to see a lot of opportunity in many of the most unloved industries and geographies of the market. The industries include natural resources, which has experienced the worst performance at the start of a year since 1991. The geographies include China, where record-low valuations and negative sentiment have combined with improvements in industry structure and shareholder alignment to create a positive setup for forward returns.

The fund’s successes

Strong security selection in industrials (Lockheed Martin and BWX Technologies), materials (Barrick Gold and Agnico Eagle Mines), and financials (Sony Financial and Intact Financial) contributed to performance for the period. An overweight allocation to utilities also contributed.

The fund’s largest relative contributors included Barrick Gold and Agnico Eagle Mines.

Shares of Barrick Gold, a global gold mining company, rose for the period, largely because of an improving debt profile and the realization of synergies from the Randgold Resources merger. Higher gold prices also boosted the stock as investors turned to gold as a haven amid growing concerns about the potential economic effects of the coronavirus outbreak. We continue to see a lot of positives in Barrick. The company is executing on all fronts, divesting noncore assets, optimizing assets and cost structures, and continuing its focus on a range of environmental, social, and governance issues such as local employment, environmental stewardship, and improving relations with host countries.

Agnico Eagle Mines is a Canada-based gold producer with operations in Canada, Finland, Mexico, and the United States. Shares of the stock continued to perform well over the period as gold prices reached a five-year high amid broader geopolitical and macroeconomic uncertainty. We continue to find Agnico attractive because of its low-cost, cash-generating assets; best-in-class management; and improving free-cash-flow profile.

The fund’s positioning and investment strategy

The fund invests in areas that show opportunities from changing investor sentiment that results from cycles of under- and overinvestment in capital-intensive industries. At least 25% of the fund’s assets are invested in metals and mining securities, where these capital cycles have been historically robust. The rest of the fund’s assets are focused on industries and companies with scarce, high-quality assets that are not easily replicable. As capital flows out of areas that we believe will endure beyond any temporary negative sentiment, we will look for opportunities to invest at attractive valuations.

4

We continue to see attractive opportunities across Europe and emerging markets, specifically in utilities, industrials, and select financials, because of a lack of investment and depressed expectations. The fund is currently underweighted in North America and Asia Pacific ex-Japan relative to the S&P Global BMI Metals & Mining 25% Weighted Index.

Engie, a multinational electric utility company, is a great example of a utility undergoing a meaningful transition from fossil fuels to renewables. This transition not only will enable higher growth, it also will increase the potential for a higher valuation as the company’s earnings quality improves.

Intact Financial, the largest provider of property and casualty insurance in Canada, continues to perform well as market consolidation resulting from a long period of low returns is finally coming to fruition. Historically, these improvements in market structure have led to multiple years of higher-than-average returns.

Finally, while expectations about the future growth of electric vehicles (EVs) continue to accelerate and are evident in the remarkable performance of stocks such as Tesla, many of the key ingredients for this growth remain underappreciated and fit well with our process.

A great example is Livent, a pure-play lithium producer, whose equity value is near its lows. Lithium prices remained remarkably weak as China removed subsidies for EVs and demand declined.

As a result, the world’s large lithium producers all canceled growth projects and, in some cases, closed existing capacity. This supply rationing has taken place at a time when European regulations have accelerated the pace of EV adoption, which we think creates a fantastic long-term opportunity to allocate capital to an array of opportunities in the EV value chain.

Because of the low interest rate environment, flat yield curves, and, most important, expectations that such conditions will persist, European banks have been trading at their cheapest valuation in history. By some measures, the valuations have been up to 30% cheaper than during the global financial crisis. We believe that both valuation and yield create an attractive opportunity along with the underappreciation of fundamental improvements. Similar dynamics are at play in China, where supply-side reform combined with more discipline have led to persistent improvements in the banking system and ultimately more sustainable returns.

Keith E. White

Senior Managing Director and

Equity Portfolio Manager

Wellington Management Company LLP

February 12, 2020

5

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•             Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•             Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

6

Six Months Ended January 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Capital Cycles Fund	7/31/2019	1/31/2020	Period
Based on Actual Fund Return	$1,000.00	$1,026.66	$1.94
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.29	1.94

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

7

Global Capital Cycles Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2010, Through January 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Global Capital Cycles Fund	7.11%	-2.01%	-5.72%	$5,551
Spliced Global Capital Cycles Index	14.14	4.37	-1.13	8,925
MSCI All Country World Index	16.04	8.51	9.15	23,998

Spliced Global Capital Cycles Index: S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P Global Custom Metals and Mining Index through September 25, 2018; S&P Global BMI Metals & Mining 25% Weighted Index thereafter.

See Financial Highlights for dividend and capital gains information.

8

Global Capital Cycles Fund

Sector Diversification

As of January 31, 2020

Aerospace & Defense	4.6%
Aluminum	0.8
Building Products	1.3
Coal & Consumable Fuels	3.4
Construction & Engineering	1.8
Construction Materials	2.6
Diversified Banks	5.2
Diversified Capital Markets	2.3
Diversified Metals & Mining	15.8
Electric Utilities	5.4
Electrical Components & Equipment	1.3
Fertilizers & Agricultural Chemicals	2.5
Gas Utilities	3.7
Gold	12.3
Heavy Electrical Equipment	1.5
Household Products	3.1
Integrated Oil & Gas	1.0
Integrated Telecommunication Services	1.0
Internet & Direct Marketing Retail	2.9
Life & Health Insurance	4.8
Multi-Utilities	7.8
Oil & Gas Equipment & Services	1.4
Oil & Gas Exploration & Production	2.7
Pharmaceuticals	3.6
Property & Casualty Insurance	3.2
Semiconductors	3.2
Specialty Chemicals	0.8

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

9

Global Capital Cycles Fund

Financial Statements

Statement of Net Assets

As of January 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (96.4%)
Aerospace & Defense (4.5%)
BWX Technologies Inc.	507,253	32,256
Lockheed Martin Corp.	50,749	21,727
		53,983
Aluminum (0.7%)
Alcoa Corp.	634,583	8,852

Building Products (1.3%)
Cie de Saint-Gobain	405,437	15,296

Coal & Consumable Fuels (3.3%)
Cameco Corp.	3,037,094	24,509
[1] NAC Kazatomprom JSC	935,375	12,156
JSC National Atomic Company Kazatomprom	274,369	3,566
		40,231
Construction & Engineering (1.7%)
Vinci SA	187,943	20,822

Construction Materials (2.5%)
LafargeHolcim Ltd. (XPAR)	380,459	19,286
LafargeHolcim Ltd. (XSWX)	218,500	11,104
		30,390
Diversified Banks (5.0%)
Bank of America Corp.	1,439,061	47,244
ING Groep NV	1,191,074	12,932
		60,176
Diversified Capital Markets (2.2%)
UBS Group AG	2,196,656	27,282

Diversified Metals & Mining (15.2%)
Anglo American plc	2,624,925	68,496
BHP Group plc ADR	1,353,433	58,780
Rio Tinto plc ADR	658,838	35,202
BHP Group Ltd.	855,544	21,939
		184,417
Electric Utilities (5.2%)
Power Grid Corp. of India Ltd.	16,270,602	42,558
Avangrid Inc.	383,932	20,448
		63,006
Electrical Components & Equipment (1.3%)
Legrand SA	193,248	15,462

Fertilizers & Agricultural Chemicals (2.4%)
Nutrien Ltd.	428,359	18,287
Mosaic Co.	564,227	11,194
		29,481
Gas Utilities (3.5%)
Rubis SCA	528,482	32,643
UGI Corp.	243,441	10,125
		42,768
Gold (11.9%)
Barrick Gold Corp.	4,985,448	92,330
Agnico Eagle Mines Ltd.	505,429	31,246
Gold Fields Ltd. ADR	3,180,031	20,352
		143,928
Heavy Electrical Equipment (1.5%)
Mitsubishi Electric Corp.	1,299,700	18,021

Household Products (2.9%)
Procter & Gamble Co.	286,849	35,747

Integrated Oil & Gas (1.0%)
TOTAL SA	244,774	11,918

Integrated Telecommunication Services (0.9%)
China Unicom Hong Kong Ltd.	13,650,000	11,387

Internet & Direct Marketing Retail (2.8%)
Alibaba Group Holding Ltd.	1,365,000	34,459

10

Global Capital Cycles Fund

		Market
		Value•
	Shares	($000)
Life & Health Insurance (4.6%)
Sony Financial Holdings Inc.	1,876,700	43,210
AIA Group Ltd.	1,294,000	12,822
		56,032
Multi-Utilities (7.5%)
Engie SA	4,084,542	70,309
National Grid plc	1,559,081	20,715
		91,024
Oil & Gas Equipment & Services (1.4%)
Schlumberger Ltd.	498,588	16,708

Oil & Gas Exploration & Production (2.6%)
Viper Energy Partners LP	828,676	18,073
Cabot Oil & Gas Corp.	942,902	13,286
		31,359
Pharmaceuticals (3.5%)
Ono Pharmaceutical Co.Ltd.	1,137,700	26,198
Bristol-Myers Squibb Co.	252,393	15,888
		42,086
Property & Casualty Insurance (3.1%)
Intact Financial Corp.	344,161	37,285

Semiconductors (3.1%)
Taiwan Semiconductor Manufacturing Co. Ltd.	448,223	24,177
Marvell Technology Group Ltd.	540,400	12,991
		37,168
Specialty Chemicals (0.8%)
* Livent Corp.	1,050,079	9,881
Total Common Stocks (Cost $1,128,359)		1,169,169
Temporary Cash Investment (2.8%)
Money Market Fund (2.8%)
[2] Vanguard Market Liquidity Fund, 1.730% (Cost $33,667)	336,615	33,668
Total Investments (99.2%) (Cost $1,162,026)		1,202,837

Amount
($000)
Other Assets and Liabilities (0.8%)
Other Assets
Investment in Vanguard	57
Receivables for Investment Securities Sold	12,506
Receivables for Accrued Income	907
Receivables for Capital Shares Issued	656
Other Assets	153
Total Other Assets	14,279
Liabilities
Payables for Investment Securities Purchased	(30)
Payables to Investment Advisor	(464)
Payables for Capital Shares Redeemed	(1,193)
Payables to Vanguard	(3,008)
Other Liabilities	(3)
Total Liabilities	(4,698)
Net Assets (100%)
Applicable to 152,038,123 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,212,418
Net Asset Value Per Share	$7.97

At January 31, 2020, net assets consisted of:

Amount
($000)
Paid-in Capital	3,572,069
Total Distributable Earnings (Loss)	(2,359,651)
Net Assets	1,212,418

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2020, the value of this security represented 1.0% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Global Capital Cycles Fund

Statement of Operations

Year Ended
January 31, 2020
($000)
Investment Income
Income
Dividends[1]	38,911
Interest[2]	1,338
Securities Lending—Net	168
Total Income	40,417
Expenses
Investment Advisory Fees—Note B	1,920
The Vanguard Group—Note C
Management and Administrative	2,788
Marketing and Distribution	164
Custodian Fees	46
Auditing Fees	30
Shareholders’ Reports	33
Trustees’ Fees and Expenses	3
Total Expenses	4,984
Expenses Paid Indirectly	(20)
Net Expenses	4,964
Net Investment Income	35,453
Realized Net Gain (Loss)
Investment Securities Sold[2]	(37,316)
Foreign Currencies	(48)
Realized Net Gain (Loss)	(37,364)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	95,257
Foreign Currencies	17
Change in Unrealized Appreciation (Depreciation)	95,274
Net Increase (Decrease) in Net Assets Resulting from Operations	93,363

1	Dividends are net of foreign withholding taxes of $2,127,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,338,000, ($14,000), and $3,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Global Capital Cycles Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	35,453	27,385
Realized Net Gain (Loss)	(37,364)	(223,830)
Change in Unrealized Appreciation (Depreciation)	95,274	(439,029)
Net Increase (Decrease) in Net Assets Resulting from Operations	93,363	(635,474)
Distributions
Net Investment Income	(30,515)	(49,344)
Realized Capital Gain	—	—
Total Distributions	(30,515)	(49,344)
Capital Share Transactions
Issued	171,647	439,263
Issued in Lieu of Cash Distributions	26,951	44,709
Redeemed	(448,234)	(968,422)
Net Increase (Decrease) from Capital Share Transactions	(249,636)	(484,450)
Total Increase (Decrease)	(186,788)	(1,169,268)
Net Assets
Beginning of Period	1,399,206	2,568,474
End of Period	1,212,418	1,399,206

See accompanying Notes, which are an integral part of the Financial Statements.

13

Global Capital Cycles Fund

Financial Highlights

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.62	$10.57	$10.74	$6.22	$9.59
Investment Operations
Net Investment Income[1]	.212	.122	.049	.066[2]	.175[3]
Net Realized and Unrealized Gain (Loss) on Investments	.337	(2.858)	(.217)	4.615	(3.397)
Total from Investment Operations	.549	(2.736)	(.168)	4.681	(3.222)
Distributions
Dividends from Net Investment Income	(.199)	(.214)	(.002)	(.161)	(.148)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.199)	(.214)	(.002)	(.161)	(.148)
Net Asset Value, End of Period	$7.97	$7.62	$10.57	$10.74	$6.22

Total Return[4]	7.11%	-26.17%	-1.56%	75.99%	-34.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,212	$1,399	$2,568	$2,612	$1,465
Ratio of Total Expenses to Average Net Assets[5]	0.38%	0.33%	0.36%	0.43%	0.35%
Ratio of Net Investment Income to Average Net Assets	2.68%	1.38%	0.47%	0.65%2	2.22%[3]
Portfolio Turnover Rate	56%	110%	35%	29%	8%

1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.012 and 0.12%, respectively, resulting from a special dividend from Lucara Diamond Corp. in September 2016.
3	Net investment income per share and the ratio of net investment income to average net assets include $.037 and 0.47%, respectively, resulting from a spin-off from BHP Billiton plc in May 2015.
4	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5	Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.04%), 0.00%, 0.06%, and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

14

Global Capital Cycles Fund

Notes to Financial Statements

Vanguard Global Capital Cycles Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A.       The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2017–2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and

15

Global Capital Cycles Fund

settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2020, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

16

Global Capital Cycles Fund

B.       Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. In accordance with the advisory contract entered into with Wellington Management Company LLP, beginning February 1, 2020, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the Custom Global Capital Cycles Index since January 31, 2019. For the year ended January 31, 2020, the investment advisory fee represented an effective annual rate of 0.15% of the fund’s average net assets.

C.       In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $57,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.       The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $20,000 (an annual rate of less than 0.01% of average net assets).

E.       Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

17

Global Capital Cycles Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	616,588	552,581	—
Temporary Cash Investments	33,668	—	—
Total	650,256	552,581	—

F.       Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	1,877
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(2,399,475)
Net Unrealized Gains (Losses)	40,811

As of January 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,162,026
Gross Unrealized Appreciation	113,248
Gross Unrealized Depreciation	(72,437)
Net Unrealized Appreciation (Depreciation)	40,811

18

Global Capital Cycles Fund

G.       During the year ended January 31, 2020, the fund purchased $703,944,000 of investment securities and sold $947,226,000 of investment securities, other than temporary cash investments.

H.       Capital shares issued and redeemed were:

	Year Ended January 31,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	21,681	49,157
Issued in Lieu of Cash Distributions	3,259	5,000
Redeemed	(56,526)	(113,485)
Net Increase (Decrease) in Shares Outstanding	(31,586)	(59,328)

I.       Management has determined that no events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

19

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Global Capital Cycles Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Global Capital Cycles Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2020, the related statement of operations for the year ended January 31, 2020, the statement of changes in net assets for each of the two years in the period ended January 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2020 and the financial highlights for each of the five years in the period ended January 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 16, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

20

Special 2019 tax information (unaudited) for Vanguard Global Capital Cycles Fund

This information for the fiscal year ended January 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $26,923,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 23.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

21

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork- Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

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Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

Q530 032020

Annual Report | January 31, 2020

Vanguard Health Care Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

These are challenging times. The markets plummet one day and bounce back the next as investors process the uncertainty surrounding the coronavirus outbreak.

At Vanguard, we tell investors to “stay the course” in good times and bad. This means focusing on your investment goals, keeping a long-term perspective, being balanced across and diversified within asset classes, and limiting cost.

Vanguard investors have proven time and again that they know how to stay calm in a market downturn—an attribute that has served them well. But for those who are weathering their first bout of market volatility or could just use a friendly reminder, let me offer three points.

First, we stand by our counsel—“stay the course.”

Don’t be tempted to time the markets. It’s a losing strategy. An investment plan established during calmer times should not be abandoned in the midst of a market downturn. Although having exposure to different asset classes does not eliminate the risk of loss, we believe investors should let the potential benefits of diversification play out.

Second, whether you’re new to investing or a seasoned financial advisor, don’t feel that you need to go it alone. Our mission is to help you succeed, so reach out if we can be of help.

Our websites are constantly refreshed with our latest thinking on the markets and economy. And our experts offer practical advice on how to put this perspective to work in your portfolios.

And, finally, thank you.

Thank you for entrusting us with your financial success. It’s a tremendous responsibility that we take very seriously. No matter the market conditions, we look forward to partnering with you and helping you reach your investment goals.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

March 3, 2020

Your Fund’s Performance at a Glance

•   For the 12 months ended January 31, 2020, Vanguard Health Care Fund returned 13.16% for Investor Shares and 13.22% for Admiral Shares. The results trailed the 15.01% return of the fund’s benchmark, the MSCI All Country World Health Care Index.

•   The broad stock market returned more than 20% and benefited from accommodative monetary policies implemented by the Federal Reserve and other major central banks.

•   Wellington Management Company LLP, the fund’s advisor, aims to invest in companies it views as temporarily out of favor or whose long-term earnings potential is undervalued.

•   The advisor’s pharmaceutical and health care equipment holdings, two of the fund’s largest allocations, lagged their counterparts in the benchmark and detracted most from relative performance.

•   For the ten years ended January 31, 2020, the fund posted an average annual return of 14.16% for Investor Shares and 14.22% for Admiral Shares, about 2 percentage points ahead of its spliced benchmark index.

Market Barometer

	Average Annual Total Returns Periods Ended January 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.39%	14.33%	12.13%
Russell 2000 Index (Small-caps)	9.21	7.28	8.23
Russell 3000 Index (Broad U.S. market)	20.53	13.82	11.85
FTSE All-World ex US Index (International)	10.28	7.74	5.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	9.64%	4.62%	3.01%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.65	5.12	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.18	1.68	1.07

CPI
Consumer Price Index	2.49%	2.04%	2.00%

Advisor’s Report

For the fiscal year ended January 31, 2020, Vanguard Health Care Fund returned 13.16% for Investor Shares and 13.22% for Admiral Shares. The fund underperformed the 15.01% return of its benchmark, the MSCI All Country World Health Care Index.

The investment environment

We view the health care sector through a custom lens of subsectors. We combine biotechnology and pharmaceuticals and think of them in terms of capitalization: biopharma small-cap, biopharma mid-cap, and biopharma large-cap. The other subsectors are health care services and medical technology.

Medical technology was the top-performing subsector in the benchmark for the period, followed by the biopharma large-cap subsector. Health care services and biopharma mid-cap both lagged the broader health care sector. Small-cap biopharmaceuticals are not meaningfully represented in the benchmark.

Our successes

Stock selection contributed positively to the fund’s performance for the period. Stock selection was strongest in the biopharma mid-cap subsector.

Chugai Pharmaceutical, a Japan-based biopharma large-cap company, was the top relative performer for the fund. Chugai, and its partner Roche, benefited from strong sales of Actemra, which is used to treat rheumatoid arthritis, and Hemlibra. Hemlibra, a breakthrough in hemophilia treatment, has surpassed the market’s expectations. We continue to believe the company has a strong pipeline of innovation to fuel future growth.

Another top contributor to the fund’s relative performance was The Medicines Company, a biopharma mid-cap company. The stock’s performance was driven by positive phase 3 trial results for inclisiran, a cholesterol drug. The stock rose 60% in November on the announcement that Novartis would acquire the company for $9.7 billion, or $85 per share.

AstraZeneca was also among the top relative contributors to the fund’s performance. Shares of the biopharma large-cap traded higher on strong fundamentals as demonstrated by better-than-expected earnings reports throughout the period. The company also announced a number of positive clinical trial readouts on assets used to treat non-small-cell lung cancer, ovarian cancer, and heart failure.

Overall, AstraZeneca’s ramp-up of new oncology products is progressing well with clear distinction on novel medicines. This progress should continue to support sales growth acceleration as these new medicines win market share.

Our shortfalls

Stock selection was weakest in the biopharma large-cap subsector. From an allocation perspective, our overweight to the underperforming biopharma mid-cap subsector detracted from relative performance, as did our underweight to medical technology.

Two biopharma mid-cap generic-pharmaceutical companies, Mylan and Teva, were the largest detractors from the fund’s relative performance. The generic-pharmaceutical subsector proved to be challenging over the last year after litigation tied to price fixing and the U.S. opioid crisis put pressure on these stocks or this subsector. The price-fixing lawsuit alleges that these companies engaged in collusive behavior that led to inflated prices for several generic drugs.

We believe it is unlikely these allegations will prove to have broad merit, as the generic-pharmaceutical industry is tightly regulated, and pricing policies are strict and closely monitored. We are not aware of any specific evidence to suggest that Mylan or Teva engaged in this type of anticompetitive practice and believe a resolution in the courts will benefit the stock.

Teva also was hurt by uncertainty surrounding the opioid epidemic litigation. It does appear that a settlement among all the players is nearing that would be manageable for Teva and lift the significant pressure on the stock.

Alkermes, a biopharma mid-cap company commercializing neuropsychiatric drugs, also detracted from relative performance over the period. The company’s commercial execution has been disappointing, particularly for its schizophrenia drug Aristada. On the positive side, and we believe not yet reflected in its valuation, Alkermes has submitted for Food and Drug Administration approval a safer version of the generic drug Zyprexa, used to treat schizophrenia and bipolar l disorder. This drug should help Alkermes achieve more commercial success in the future.

Biogen, a biopharma large-cap company, was another top detractor from relative performance. Its share price fell sharply in March after it announced, along with partner Eisai, that it would halt Phase 3 trials of aducanumab, for the treatment of Alzheimer’s disease, following an interim analysis.

In October, Biogen announced the success of one of its Phase 3 aducanumab clinical trials on final analysis and its intention to submit a New Drug Application after consultation with the FDA. Shares traded up on this development, and we expect significant further appreciation with the approval and launch of aducanumab.

The fund’s positioning and outlook

At period-end, we held about 31% of the fund’s assets in non-U.S. investments, a level that has remained fairly stable over recent years. Our non-U.S. holdings were primarily companies that are domiciled in Japan, the United Kingdom, Switzerland, Belgium, and Israel—many of which operate globally. We believe this strategy provides diversification for shareholders over the long term.

The fund held 89 companies across all health care subsectors at period-end, close to the 90 companies we held a year ago. The fund’s ten largest holdings represented a significant 41% of total assets.

As 2020 begins, fundamentals are strong across the health care sector, supported by continued volume growth and innovation in both biopharmaceuticals and medical technology. We remain cautiously optimistic about the sector’s prospects despite the 2020 U.S. presidential election and the associated health care-related political rhetoric, which have put pressure on the sector.

We continue to believe that biopharmaceutical-price legislation is a top priority for both the president and congressional leaders on both sides of the aisle and we expect the dialogue about pharmaceutical pricing to remain elevated in 2020. We remain strongly convinced that solutions exist to make medicines more affordable for consumers while rewarding innovation, which is a prerequisite for earning returns in the fund’s biopharmaceutical investments.

We seek companies that look for solutions to the challenges facing the health care delivery system globally by shifting focus from volumes to value. Over the long term, the tailwinds of innovation, an aging population, and the globalization of demand for cutting-edge health care should continue to drive the growth of the health care sector. We believe that we are favorably positioned to capitalize on that potential growth.

A tenet of our philosophy is the importance of using a longer-term horizon to evaluate secular themes and health care trends, as well as individual companies, on a global scale. This should enable our team to identify pockets of opportunity in health care that are best positioned to create value and generate sustainable, innovation-driven, distinctive growth. We will remain diversified across subsectors and regions, focused on the long haul, and positioned in what we believe to be the most attractive stocks as we seek to generate strong, risk-adjusted returns.

As always, we thank you for your continued confidence and support as an investor in Vanguard Health Care Fund.

Jean M. Hynes, CFA

Senior Managing Director and

Portfolio Manager

Wellington Management Company LLP

February 19, 2020

Major Portfolio Changes
Year ended January 31, 2020

Additions	Comments
Pfizer	We purchased a new position in Pfizer for the fund. Pfizer is a biopharma large-cap company that is evolving its business toward a more profitable mix of specialty products, including key assets for treating cancer and rare diseases, and an expanding platform of gene therapy programs. After a decade of patent headwinds, and the spin-off of its established products business, Upjohn, Pfizer should return to growth driven by innovative drugs.
Reata Pharmaceuticals	We initiated a new position in Reata Pharmaceuticals, a biopharma mid-cap company whose products modulate the activity of regulatory proteins to treat disease. Current pipeline assets seek to treat kidney and pulmonary diseases. We anticipate FDA approval of lead asset bardoxolone to treat multiple orphan, chronic kidney diseases.
Reductions	Comments
Allergan	We eliminated the fund’s position in Allergan, an aesthetics company, after the company agreed to be acquired by AbbVie.
Medicines	We eliminated the fund’s position in Medicines during the period as the company agreed to be acquired by Novartis.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2020
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	7/31/2019	1/31/2020	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,127.82	$1.72
Admiral™ Shares	1,000.00	1,128.18	1.45
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.59	$1.63
Admiral Shares	1,000.00	1,023.84	1.38

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2010, Through January 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Health Care Fund Investor Shares	13.16%	7.97%	14.16%	$37,601
Spliced Health Care Index	15.01	7.42	12.19	31,587
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.37	11.79	13.80	36,436

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Health Care Fund Admiral Shares	13.22%	8.03%	14.22%	$188,929
Spliced Health Care Index	15.01	7.42	12.19	157,935
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.37	11.79	13.80	182,178

See Financial Highlights for dividend and capital gains information.

Health Care Fund

Sector Diversification

As of January 31, 2020

Biotechnology	15.7%
Health Care Distributors	0.9
Health Care Equipment	14.8
Health Care Facilities	3.7
Health Care Services	1.7
Health Care Supplies	0.6
Health Care Technology	2.0
Life Sciences Tools & Services	3.7
Managed Health Care	10.6
Pharmaceuticals	46.2
Real Estate	0.1

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Health Care Fund

Financial Statements

Statement of Net Assets

As of January 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value·
		Shares	($000)
Common Stocks (97.5%)
United States (66.7%)
Biotechnology (12.7%)
*	Vertex Pharmaceuticals Inc.	4,948,949	1,123,659
*,1	Alnylam Pharmaceuticals Inc.	9,273,566	1,064,513
*	Biogen Inc.	3,151,603	847,308
*	Incyte Corp.	10,484,320	766,089
*	Regeneron Pharmaceuticals Inc.	1,856,332	627,329
*,1	Bluebird Bio Inc.	4,604,667	366,946
*	Seattle Genetics Inc.	2,959,944	320,828
*,1	Agios Pharmaceuticals Inc.	6,435,516	313,603
*,1	Alkermes plc	13,352,397	232,465
*,1	Ironwood Pharmaceuticals Inc.	10,551,966	127,468
	Sarepta Therapeutics Inc.	463,410	53,737
*,^	Portola Pharmaceuticals Inc.	3,603,414	46,088
	Mirati Therapeutics Inc.	500,588	43,466
	PTC Therapeutics Inc.	476,940	24,562
			5,958,061
Equity Real Estate Investment Trusts (REITs) (0.2%)
	Alexandria Real Estate Equities Inc.	439,900	71,792

Health Care Equipment & Supplies (12.2%)
	Medtronic plc	11,409,084	1,317,065
	Abbott Laboratories	14,429,366	1,257,375
*	Boston Scientific Corp.	25,652,969	1,074,090
	Danaher Corp.	3,431,101	551,961
	Baxter International Inc.	5,810,941	518,452
	Zimmer Biomet Holdings Inc.	2,573,341	380,597
*	Edwards Lifesciences Corp.	1,175,315	258,405
	Teleflex Inc.	269,500	100,122
*	Hologic Inc.	1,733,897	92,798
	Hill-Rom Holdings Inc.	618,200	65,832
	Envista Holdings Corp.	1,869,611	55,322
	Penumbra Inc.	153,929	27,008
			5,699,027
Health Care Providers & Services (16.2%)
	UnitedHealth Group Inc.	9,410,057	2,563,770
	Anthem Inc.	4,341,341	1,151,671
	HCA Healthcare Inc.	6,913,545	959,600
	CVS Health Corp.	11,436,465	775,621
*	Centene Corp.	8,635,100	542,371
	Universal Health Services Inc.	3,354,900	459,990
	Humana Inc.	1,273,994	428,368
	McKesson Corp.	2,756,813	393,149
*	Acadia Healthcare Co.Inc.	4,337,455	139,362
*	Molina Healthcare Inc.	1,063,057	130,724
	Encompass Health Corp.	568,400	43,784
			7,588,410
Health Care Technology (1.9%)
	Cerner Corp.	9,158,457	657,852
*,^	Teladoc Health Inc.	1,112,767	113,179
*,1	Allscripts Healthcare Solutions Inc.	9,845,231	84,472
^	Change Healthcare Inc.	3,786,900	58,773
			914,276
Life Sciences Tools & Services (3.0%)
	Thermo Fisher Scientific Inc.	2,697,167	844,726
*	IQVIA Holdings Inc.	950,511	147,567
*	PRA Health Sciences Inc.	1,412,629	143,113
*	Illumina Inc.	428,288	124,233
	Agilent Technologies Inc.	1,178,750	97,318
*	Syneos Health Inc.	475,600	29,183
			1,386,140
Pharmaceuticals (20.5%)
	Bristol-Myers Squibb Co.	38,764,052	2,440,197
	Pfizer Inc.	60,148,448	2,239,928

Health Care Fund

			Market
			Value·
		Shares	($000)
	Eli Lilly & Co.	15,816,053	2,208,554
*,1	Mylan NV	45,663,520	978,113
	Merck & Co. Inc.	9,691,049	828,003
*	Elanco Animal Health Inc.	15,762,386	487,058
*,1	Nektar Therapeutics Class A	13,392,612	266,379
	Reata Pharmaceuticals Inc.	574,907	125,784
*	Amneal Pharmaceuticals Inc.	9,306,210	41,785
			9,615,801
Total United States			31,233,507
International (30.8%)
Belgium (3.2%)
[1]	UCB SA	11,524,209	1,060,486
*	Galapagos NV	1,039,935	232,426
*	Argenx SE	1,418,173	204,823
			1,497,735
Brazil (0.1%)
	Notre Dame Intermedica Participacoes SA	1,699,100	27,855

China (0.3%)
[2]	WuXi AppTec Co. Ltd.	5,866,200	71,054
	Shanghai Fosun Pharmaceutical Group Co. Ltd.	14,799,500	39,353
	Shandong Weigao Group Medical Polymer Co. Ltd.	22,904,000	27,312
[2]	Shanghai Henlius Biotech Inc.	112,117	562
			138,281
Denmark (1.2%)
*	Genmab A/S	1,881,023	432,993
	Ascendis Pharma A/S ADR	626,431	84,631
	Genmab A/S ADR	3,150,246	73,117
			590,741
Germany (0.4%)
*	QIAGEN NV	6,100,700	203,769

Hong Kong (0.4%)
*	BeiGene Ltd.	1,301,665	198,322

Ireland (0.1%)
*	ICON plc	170,300	28,716

Israel (1.4%)
*	Teva Pharmaceutical Industries Ltd. ADR	62,898,811	654,148

Japan (10.1%)
[1]	Eisai Co. Ltd.	18,458,677	1,391,076
	Chugai Pharmaceutical Co. Ltd.	9,717,800	995,382
	Astellas Pharma Inc.	27,040,300	477,806
	Daiichi Sankyo Co. Ltd.	7,002,630	473,217
	Ono Pharmaceutical Co. Ltd.	19,628,460	451,982
	Takeda Pharmaceutical Co. Ltd.	11,180,216	429,358
	Sysmex Corp.	2,732,700	195,498
	Nippon Shinyaku Co. Ltd.	1,977,800	175,349
	Terumo Corp.	4,077,000	146,755
			4,736,423
Netherlands (0.9%)
	Koninklijke Philips NV	8,817,651	403,827

Switzerland (5.7%)
	Novartis AG	20,389,633	1,926,171
	Roche Holding AG	1,242,812	416,925
	Alcon Inc.	3,740,111	220,958
	Roche Holding AG (Bearer)	376,066	124,663
			2,688,717
United Kingdom (7.0%)
	AstraZeneca plc	27,321,249	2,672,805
	Smith & Nephew plc	13,455,498	323,755
	Hikma Pharmaceuticals plc	7,465,828	180,282
^	NMC Health plc	4,851,584	82,508
[2]	ConvaTec Group plc	5,950,507	16,302
			3,275,652
Total International			14,444,186
Total Common Stocks (Cost $28,841,104)			45,677,693
Temporary Cash Investments (2.7%)
Money Market Fund (0.3%)
[3,4]	Vanguard Market Liquidity Fund, 1.730%	1,156,352	115,658

Health Care Fund

	Face	Market
	Amount	Value·
	($000)	($000)
Repurchase Agreements (2.4%)
Bank of America Securities, LLC 1.590%, 2/3/20 (Dated 1/31/20, Repurchase Value $32,604,000, collateralized by Government National Mortgage Assn. 3.500%–4.500%, 9/15/44–1/20/50, with a value of $33,252,000)	32,600	32,600
Bank of Nova Scotia 1.570%, 2/3/20 (Dated 1/31/20, Repurchase Value $194,925,000, collateralized by U.S. Treasury Note/Bond 0.000%–3.625%, 2/29/20–5/15/47, with a value of $198,824,000)	194,900	194,900
Barclays Capital Inc. 1.570%, 2/3/20 (Dated 1/31/20, Repurchase Value $152,820,000, collateralized by U.S. Treasury Note/Bond 2.750%, 9/15/21, with a value of $155,856,000)	152,800	152,800
BNP Paribas Securities Corp. 1.590%, 2/3/20 (Dated 1/31/20, Repurchase Value $77,710,000, collateralized by Federal Home Loan Mortgage Corp. 3.000%, 11/1/43, Federal National Mortgage Assn. 2.500%–8.000%, 2/1/23–11/1/49, and Government National Mortgage Assn. 3.000%–4.500%, 10/20/43–6/20/48, with a value of $79,254,000)	77,700	77,700
Credit Agricole Securities 1.570%, 2/3/20 (Dated 1/31/20, Repurchase Value $78,010,000, collateralized by U.S. Treasury Note/Bond 4.625%, 2/15/40, with a value of $79,560,000)	78,000	78,000
HSBC Bank USA 1.590%, 2/3/20 (Dated 1/31/20, Repurchase Value $85,811,000, collateralized by Federal Home Loan Mortgage Corp. 4.000%–4.500%, 5/1/47–1/1/50, and Federal National Mortgage Assn. 3.500%–5.000%, 12/1/39–11/1/49, with a value of $87,516,000)	85,800	85,800
Natixis SA 1.570%, 2/3/20 (Dated 1/31/20, Repurchase Value $320,342,000, collateralized by U.S. Treasury Note/Bond 0.125%–4.750%, 1/15/21–2/15/48, with a value of $326,706,000)	320,300	320,300
Nomura International PLC 1.560%, 2/3/20 (Dated 1/31/20, Repurchase Value $79,210,000, collateralized by U.S. Treasury Note/Bond 1.500%–2.125%, 12/31/22–1/15/23, with a value of $80,784,000)	79,200	79,200
RBC Capital Markets LLC 1.580%, 2/3/20 (Dated 1/31/20, Repurchase Value $40,705,000, collateralized by Federal National Mortgage Assn. 2.500%–3.000%, 1/1/50, with a value of $41,514,000)	40,700	40,700
Wells Fargo & Co. 1.590%, 2/3/20 (Dated 1/31/20, Repurchase Value $79,010,000, collateralized by Federal Home Loan Mortgage Corp. 2.500%, 9/1/46, and Federal National Mortgage Assn. 3.289%–3.500%, 9/1/47–6/1/49, with a value of $80,580,000)	79,000	79,000
		1,141,000
Total Temporary Cash Investments (Cost $1,256,640)		1,256,658
Total Investments (100.2%) (Cost $30,097,744)		46,934,351

Health Care Fund

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets	133,340
Liabilities[4]	(212,188)
(78,848)
Net Assets (100%)	46,855,503

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	40,933,172
Affiliated Issuers	6,001,179
Total Investments in Securities	46,934,351
Investment in Vanguard	2,115
Receivables for Investment Securities Sold	13,181
Receivables for Accrued Income	106,107
Receivables for Capital Shares Issued	10,077
Other Assets	1,860
Total Assets	47,067,691
Liabilities
Payables for Investment Securities Purchased	22,711
Collateral for Securities on Loan	115,538
Payables to Investment Advisor	15,023
Payables for Capital Shares Redeemed	29,446
Payables to Vanguard	29,470
Total Liabilities	212,188
Net Assets	46,855,503

At January 31, 2020, net assets consisted of:
Amount
($000)
Paid-in Capital	29,008,693
Total Distributable Earnings (Loss)	17,846,810
Net Assets	46,855,503

Investor Shares—Net Assets
Applicable to 42,673,084 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,729,446
Net Asset Value Per Share—Investor Shares	$204.57

Admiral Shares—Net Assets
Applicable to 441,961,099 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	38,126,057
Net Asset Value Per Share—Admiral Shares	$86.27

·	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $107,752,000.
1	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2020, the aggregate value of these securities was $87,918,000, representing 0.2% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $115,538,000 was received for securities on loan.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Fund

Statement of Operations

Year Ended
January 31, 2020
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	640,092
Dividends—Affiliated Issuers[2]	37,109
Interest	25,574
Securities Lending—Net	9,250
Total Income	712,025
Expenses
Investment Advisory Fees—Note B
Basic Fee	65,288
Performance Adjustment	(8,520)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	15,201
Management and Administrative—Admiral Shares	49,527
Marketing and Distribution—Investor Shares	775
Marketing and Distribution—Admiral Shares	1,226
Custodian Fees	529
Auditing Fees	34
Shareholders’ Reports—Investor Shares	151
Shareholders’ Reports—Admiral Shares	112
Trustees’ Fees and Expenses	52
Total Expenses	124,375
Net Investment Income	587,650
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	3,920,176
Investment Securities Sold—Affiliated Issuers	314,788
Foreign Currencies	327
Realized Net Gain (Loss)	4,235,291
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	1,379,184
Investment Securities—Affiliated Issuers	(586,786)
Foreign Currencies	1,209
Change in Unrealized Appreciation (Depreciation)	793,607
Net Increase (Decrease) in Net Assets Resulting from Operations	5,616,548

1	Dividends are net of foreign withholding taxes of $16,608,000.
2	Dividends are net of foreign withholding taxes of $7,342,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	587,650	547,466
Realized Net Gain (Loss)	4,235,291	4,354,399
Change in Unrealized Appreciation (Depreciation)	793,607	(3,702,920)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,616,548	1,198,945
Distributions
Net Investment Income
Investor Shares	(98,845)	(96,667)
Admiral Shares	(448,974)	(432,952)
Realized Capital Gain[1]
Investor Shares	(922,129)	(645,188)
Admiral Shares	(3,990,423)	(2,701,232)
Total Distributions	(5,460,371)	(3,876,039)
Capital Share Transactions
Investor Shares	(145,595)	(499,536)
Admiral Shares	107,728	847,001
Net Increase (Decrease) from Capital Share Transactions	(37,867)	347,465
Total Increase (Decrease)	118,310	(2,329,629)
Net Assets
Beginning of Period	46,737,193	49,066,822
End of Period	46,855,503	46,737,193

1	Includes fiscal 2020 and 2019 short-term gain distributions totaling $321,037,000 and $211,812,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$203.34	$215.96	$189.88	$200.67	$216.14
Investment Operations
Net Investment Income	2.506[1]	2.3751	2.162[1]	2.039	1.934
Net Realized and Unrealized Gain (Loss) on Investments	23.326	2.489	38.929	2.951	.566
Total from Investment Operations	25.832	4.864	41.091	4.990	2.500
Distributions
Dividends from Net Investment Income	(2.428)	(2.323)	(2.059)	(1.854)	(2.611)
Distributions from Realized Capital Gains	(22.174)	(15.161)	(12.952)	(13.926)	(15.359)
Total Distributions	(24.602)	(17.484)	(15.011)	(15.780)	(17.970)
Net Asset Value, End of Period	$204.57	$203.34	$215.96	$189.88	$200.67

Total Return[2]	13.16%	2.76%	22.29%	2.71%	0.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,729	$8,850	$9,853	$9,636	$10,916
Ratio of Total Expenses to Average Net Assets[3]	0.32%	0.34%	0.38%	0.37%	0.36%
Ratio of Net Investment Income to Average Net Assets	1.25%	1.12%	1.02%	0.98%	0.84%
Portfolio Turnover Rate	18%	16%	11%	12%	18%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.04%, 0.04%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$85.75	$91.08	$80.09	$84.64	$91.17
Investment Operations
Net Investment Income	1.097[1]	1.036[1]	.938[1]	.908	.868
Net Realized and Unrealized Gain (Loss) on Investments	9.844	1.057	16.436	1.244	.236
Total from Investment Operations	10.941	2.093	17.374	2.152	1.104
Distributions
Dividends from Net Investment Income	(1.068)	(1.027)	(.920)	(.828)	(1.155)
Distributions from Realized Capital Gains	(9.353)	(6.396)	(5.464)	(5.874)	(6.479)
Total Distributions	(10.421)	(7.423)	(6.384)	(6.702)	(7.634)
Net Asset Value, End of Period	$86.27	$85.75	$91.08	$80.09	$84.64

Total Return[2]	13.22%	2.81%	22.35%	2.76%	0.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$38,126	$37,888	$39,214	$33,715	$36,606
Ratio of Total Expenses to Average Net Assets[3]	0.27%	0.28%	0.33%	0.32%	0.31%
Ratio of Net Investment Income to Average Net Assets	1.30%	1.18%	1.07%	1.03%	0.89%
Portfolio Turnover Rate	18%	16%	11%	12%	18%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.04%, 0.04%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.       The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements

Health Care Fund

with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2017–2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2020, or at any time during the period then ended.

Health Care Fund

8. Other: Dividend income is recorded on the ex-dividend date. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.       Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the MSCI ACWI Health Care Index for the preceding three years. For the year ended January 31, 2020, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets before a decrease of $8,520,000 (0.02%) based on performance.

C.       In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $2,115,000, representing less than 0.01% of the fund’s net assets and 0.85% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.       Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Health Care Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	31,233,507	—	—
Common Stocks—International	1,066,789	13,377,397	—
Temporary Cash Investments	115,658	1,141,000	—
Total	32,415,954	14,518,397	—

E.       Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	236,637
Total Distributable Earnings (Loss)	(236,637)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	108,245
Undistributed Long-Term Gains	1,007,107
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	16,757,362

Health Care Fund

As of January 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	30,177,653
Gross Unrealized Appreciation	19,959,747
Gross Unrealized Depreciation	(3,203,049)
Net Unrealized Appreciation (Depreciation)	16,756,698

F.       During the year ended January 31, 2020, the fund purchased $8,104,380,000 of investment securities and sold $12,877,368,000 of investment securities, other than temporary cash investments.

G.      Capital share transactions for each class of shares were:

	Year Ended January 31,
	2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	597,477	2,991	876,659	4,206
Issued in Lieu of Cash Distributions	960,801	4,742	697,907	3,578
Redeemed	(1,703,873)	(8,580)	(2,074,102)	(9,889)
Net Increase (Decrease)—Investor Shares	(145,595)	(847)	(499,536)	(2,105)
Admiral Shares
Issued	1,115,698	13,215	2,006,216	22,549
Issued in Lieu of Cash Distributions	3,932,657	46,023	2,800,761	34,068
Redeemed	(4,940,627)	(59,104)	(3,959,976)	(45,334)
Net Increase (Decrease)—Admiral Shares	107,728	134	847,001	11,283

Health Care Fund

H.       Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Agios Pharmaceuticals Inc.	235,954	81,053	—	—	(3,404)	—	—	313,603
Alkermes plc	296,315	147,056	—	—	(210,906)	—	—	232,465
Allscripts Healthcare Solutions Inc.	106,428	8,629	—	—	(30,585)	—	—	84,472
Alnylam Pharmaceuticals Inc.	822,158	—	64,279	3,051	303,583	—	—	1,064,513
Bluebird Bio Inc.	375,685	133,396	—	—	(142,135)	—	—	366,946
Eisai Co Ltd.	1,311,234	87,788	—	—	(7,946)	23,896	—	1,391,076
Incyte Corp.	895,615	—	52,530	252	(77,248)	—	—	NA1
Ironwood Pharmaceuticals Inc.	NA2	32,940	—	—	3,377	—	—	127,468
Medicines Co.	129,810	3,328	479,572	309,355	37,079	—	—	—
Mylan NV	1,045,963	231,322	—	—	(299,172)	—	—	978,113
Nektar Therapeutics	NA2	136,914	—	—	(217,001)	—	—	266,379
UCB SA	1,026,062	—	25,173	2,042	57,555	13,213	—	1,060,486
Vanguard Market Liquidity Fund	80,400	NA3	NA3	88	17	—	—	115,658
Total	6,325,624			314,788	(586,786)	37,109	—	6,001,179

1 Not applicable—at January 31, 2020, the security was still held, but the issuer was no longer an affiliated company of the fund.

2 Not applicable—at January 31, 2019, the issuer was not an affiliated company of the fund.

3 Not applicable—purchases and sales are for temporary cash investment purposes.

I.       Management has determined that no events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Health Care Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Health Care Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2020, the related statement of operations for the year ended January 31, 2020, the statement of changes in net assets for each of the two years in the period ended January 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2020 and the financial highlights for each of the five years in the period ended January 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 16, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for Vanguard Health Care Fund

This information for the fiscal year ended January 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $4,785,368,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $663,060,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 42.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery).

Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2020 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

Q520 032020

Annual Report | January 31, 2020 Vanguard Real Estate Index Funds

Vanguard Real Estate Index Fund Vanguard Real Estate II Index Fund See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

About Your Fund’s Expenses	3

Real Estate Index Fund	5

Real Estate II Index Fund	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

These are challenging times. The markets plummet one day and bounce back the next as investors process the uncertainty surrounding the coronavirus outbreak.

At Vanguard, we tell investors to “stay the course” in good times and bad. This means focusing on your investment goals, keeping a long-term perspective, being balanced across and diversified within asset classes, and limiting cost.

Vanguard investors have proven time and again that they know how to stay calm in a market downturn—an attribute that has served them well. But for those who are weathering their first bout of market volatility or could just use a friendly reminder, let me offer three points.

First, we stand by our counsel—“stay the course.”

Don’t be tempted to time the markets. It’s a losing strategy. An investment plan established during calmer times should not be abandoned in the midst of a market downturn. Although having exposure to different asset classes does not eliminate the risk of loss, we believe investors should let the potential benefits of diversification play out.

Second, whether you’re new to investing or a seasoned financial advisor, don’t feel that you need to go it alone. Our mission is to help you succeed, so reach out if we can be of help.

Our websites are constantly refreshed with our latest thinking on the markets and economy. And our experts offer practical advice on how to put this perspective to work in your portfolios.

And, finally, thank you.

Thank you for entrusting us with your financial success. It’s a tremendous responsibility that we take very seriously. No matter the market conditions, we look forward to partnering with you and helping you reach your investment goals.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

March 3, 2020

1

Your Fund’s Performance at a Glance

•   For the 12 months ended January 31, 2020, Vanguard Real Estate Index Fund returned 16.59% for Investor Shares. Returns were a bit higher for Institutional, Admiral, and ETF Shares as well as for Vanguard Real Estate II Index Fund. The results were in line with those of the funds’ benchmark index but more than 3 percentage points behind the broad U.S. stock market.

•   The Federal Reserve reduced its target for short-term interest rates three times in 2019. Real estate investment trusts (REITs), which are particularly sensitive to rate changes, attracted investors searching for more solid sources of income in the low-rate environment.

•   Specialized REITs, the funds’ largest holding, contributed most to their returns. Residential, industrial, office, diversified, and health care REITs noticeably boosted results, as did real estate services. Retail REITs and hotel and resort REITs were the main detractors.

•   For the ten years ended January 31, 2020, the Real Estate Index Fund posted an average annual return of 12.56% for Investor Shares, in line with its benchmark index. The Real Estate Index II Fund launched in 2017 and doesn’t yet have a ten-year record.

Market Barometer

	Average Annual Total Returns
	Periods Ended January 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.39%	14.33%	12.13%
Russell 2000 Index (Small-caps)	9.21	7.28	8.23
Russell 3000 Index (Broad U.S. market)	20.53	13.82	11.85
FTSE All-World ex US Index (International)	10.28	7.74	5.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	9.64%	4.62%	3.01%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.65	5.12	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.18	1.68	1.07

CPI
Consumer Price Index	2.49%	2.04%	2.00%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•    Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended January 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2019	1/31/2020	Period
Based on Actual Fund Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,075.70	$1.31
ETF Shares	1,000.00	1,076.11	0.63
Admiral™ Shares	1,000.00	1,076.14	0.63
Institutional Shares	1,000.00	1,075.86	0.52
Real Estate II Index Fund	$1,000.00	$1,076.11	$0.42
Based on Hypothetical 5% Yearly Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,023.95	$1.28
ETF Shares	1,000.00	1,024.60	0.61
Admiral Shares	1,000.00	1,024.60	0.61
Institutional Shares	1,000.00	1,024.70	0.51
Real Estate II Index Fund	$1,000.00	$1,024.80	$0.41

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Real Estate Index Fund, 0.25% for Investor Shares, 0.12% for ETF Shares, 0.12% for Admiral Shares, and 0.10% for Institutional Shares; and for the Real Estate II Index Fund, 0.08%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

4

Real Estate Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2010, Through January 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns Periods Ended January 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund Investor Shares	16.59%	5.88%	12.56%	$32,660
Real Estate Spliced Index	16.82	6.13	12.80	33,364
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.37	11.79	13.80	36,436

Real Estate Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Real Estate Index Fund ETF Shares Net Asset Value	16.70%	6.03%	12.71%	$33,099
Real Estate Index Fund ETF Shares Market Price	16.61	6.01	12.72	33,124
Real Estate Spliced Index	16.82	6.13	12.80	33,364
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.37	11.79	13.80	36,436

See Financial Highlights for dividend and capital gains information.

5

Real Estate Index Fund

	Average Annual Total Returns Periods Ended January 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Real Estate Index Fund Admiral Shares	16.73%	6.03%	12.72%	$33,119
Real Estate Spliced Index	16.82	6.13	12.80	33,364
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.37	11.79	13.80	36,436

	One	Five	Ten	Final Value of a $5,000,000
	Year	Years	Years	Investment
Real Estate Index Fund Institutional Shares	16.77%	6.05%	12.74%	$16,593,174
Real Estate Spliced Index	16.82	6.13	12.80	16,682,097
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.37	11.79	13.80	18,217,755

Cumulative Returns of ETF Shares: January 31, 2010, Through January 31, 2020

	One Year	Five Years	Ten Years
Real Estate Index Fund ETF Shares Market Price	16.61%	33.89%	231.24%
Real Estate Index Fund ETF Shares Net Asset Value	16.70	33.98	230.99
Real Estate Spliced Index	16.82	34.65	233.64

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

6

Real Estate Index Fund

Sector Diversification

As of January 31, 2020

Diversified Real Estate Activities	0.2%
Diversified REITs	4.9
Health Care REITs	9.8
Hotel & Resort REITs	3.7
Industrial REITs	8.6
Office REITs	9.5
Real Estate Development	0.4
Real Estate Operating Companies	0.2
Real Estate Services	2.9
Residential REITs	15.0
Retail REITs	11.3
Specialized REITs	33.5

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

7

Real Estate Index Fund

Financial Statements

Statement of Net Assets

As of January 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Equity Real Estate Investment Trusts (REITs) (96.4%)[1]
Diversified REITs (4.4%)
	WP Carey Inc.	8,396,869	706,344
	Liberty Property Trust	7,690,817	481,830
	VEREIT Inc.	47,491,709	463,519
	STORE Capital Corp.	10,788,044	423,431
	PS Business Parks Inc.	1,011,572	169,499
	Washington REIT	3,936,264	119,820
	American Assets Trust Inc.	2,494,598	113,654
	Colony Capital Inc.	22,736,642	106,180
	Essential Properties Realty Trust Inc.	3,750,730	103,558
	Empire State Realty Trust Inc.	7,432,377	100,783
	Global Net Lease Inc.	4,152,743	86,086
	Alexander & Baldwin Inc.	3,373,369	73,742
	Armada Hoffler Properties Inc.	2,606,873	47,810
	iStar Inc.	3,057,834	44,522
	Gladstone Commercial Corp.	1,526,251	32,540
	One Liberty Properties Inc.	732,234	20,019
§,*,2	Winthrop Realty Trust	1,892,511	—
			3,093,337
Health Care REITs (8.7%)
	Welltower Inc.	19,923,625	1,691,715
	Ventas Inc.	18,318,016	1,059,880
	Healthpeak Properties Inc.	24,145,203	868,986
	Medical Properties Trust Inc.	25,071,978	555,344
^	Omega Healthcare Investors Inc.	10,731,271	450,177
	Healthcare Trust of America Inc.	10,087,688	323,109
	Healthcare Realty Trust Inc.	6,353,875	229,121
	Sabra Health Care REIT Inc.	9,319,268	200,364
	National Health Investors Inc.	2,132,039	179,901
	Physicians Realty Trust	9,112,120	176,320
	CareTrust REIT Inc.	4,696,506	104,168
	Diversified Healthcare Trust	11,694,167	90,279
	LTC Properties Inc.	1,954,178	90,205
	Universal Health Realty Income Trust	642,248	79,221
	Community Healthcare Trust Inc.	907,172	42,791
	New Senior Investment Group Inc.	4,082,909	31,112
	Global Medical REIT Inc.	2,001,972	29,229
			6,201,922
Hotel & Resort REITs (3.3%)
2	Host Hotels & Resorts Inc.	35,887,078	586,395
	Park Hotels & Resorts Inc.	11,787,567	258,619
	Ryman Hospitality Properties Inc.	2,402,643	204,297
	MGM Growth Properties LLC	5,594,172	178,678
	Service Properties Trust	8,087,091	174,519
	Apple Hospitality REIT Inc.	10,454,218	157,022
	Pebblebrook Hotel Trust	6,421,319	152,314
	Sunstone Hotel Investors Inc.	11,054,466	140,171
	RLJ Lodging Trust	8,462,772	131,681
	Xenia Hotels & Resorts Inc.	5,537,181	103,490
	DiamondRock Hospitality Co.	9,843,048	95,182
	Summit Hotel Properties Inc.	5,171,452	57,351
	Chatham Lodging Trust	2,304,535	37,679
	Hersha Hospitality Trust Class A	1,836,015	23,813

8

Real Estate Index Fund

		Market
		Value•
	Shares	($000)
CorePoint Lodging Inc.	1,986,855	18,180
Ashford Hospitality Trust Inc.	4,764,644	11,721
Braemar Hotels & Resorts Inc.	1,376,279	10,983
		2,342,095
Industrial REITs (7.6%)
Prologis Inc.	31,029,133	2,881,986
Duke Realty Corp.	17,770,014	645,229
Americold Realty Trust	8,944,275	308,309
First Industrial Realty Trust Inc.	6,217,404	265,483
Rexford Industrial Realty Inc.	5,394,998	259,985
EastGroup Properties Inc.	1,846,398	251,239
STAG Industrial Inc.	6,249,799	201,494
Terreno Realty Corp.	3,222,593	184,526
Lexington Realty Trust Class B	10,387,528	114,990
Hannon Armstrong Sustainable Infrastructure Capital Inc.	3,228,363	110,055
Industrial Logistics Properties Trust	3,199,430	73,235
^ Innovative Industrial Properties Inc.	815,274	72,967
Monmouth Real Estate Investment Corp.	4,458,462	65,227
		5,434,725
Office REITs (8.4%)
Boston Properties Inc.	7,599,362	1,089,369
Alexandria Real Estate Equities Inc.	5,576,140	910,026
Vornado Realty Trust	8,443,345	555,319
Kilroy Realty Corp.	4,964,327	409,905
SL Green Realty Corp.	4,052,234	372,968
Douglas Emmett Inc.	8,184,615	339,662
Cousins Properties Inc.	7,145,693	292,473
Hudson Pacific Properties Inc.	7,590,140	275,826
Highwoods Properties Inc.	5,099,509	255,536
JBG SMITH Properties	6,263,717	253,994
Equity Commonwealth	5,995,435	196,590
Corporate Office Properties Trust	5,503,451	163,838
Piedmont Office Realty Trust Inc.	6,184,088	143,409
Brandywine Realty Trust	8,663,015	135,316
Paramount Group Inc.	9,205,345	129,427
Columbia Property Trust Inc.	5,748,488	121,293
Mack-Cali Realty Corp.	4,451,557	97,756
Easterly Government Properties Inc.	3,501,335	84,767
Office Properties Income Trust	2,364,599	80,467
Franklin Street Properties Corp.	5,268,341	40,039
City Office REIT Inc.	2,681,237	36,250
§ New York REIT Liquidating LLC	1,208	16
		5,984,246
Other (11.0%)[3]
[4,5] Vanguard Real Estate II Index Fund	346,574,081	7,847,621

Residential REITs (13.3%)
Equity Residential	18,232,144	1,514,727
AvalonBay Communities Inc.	6,866,058	1,487,806
Essex Property Trust Inc.	3,231,440	1,000,971
Invitation Homes Inc.	26,435,080	831,912
Mid-America Apartment Communities Inc.	5,606,759	769,303
Sun Communities Inc.	4,457,735	722,911
UDR Inc.	14,397,229	689,771
Equity LifeStyle Properties Inc.	8,504,105	618,674
Camden Property Trust	4,760,679	535,243
Apartment Investment & Management Co.	7,318,976	385,783
American Homes 4 Rent	13,267,509	362,601
American Campus Communities Inc.	6,756,262	309,910
Independence Realty Trust Inc.	4,433,719	65,043
NexPoint Residential Trust Inc.	940,589	45,901
Investors Real Estate Trust	570,721	42,062
UMH Properties Inc.	1,786,776	28,231
Front Yard Residential Corp.	2,511,323	26,946
Preferred Apartment Communities Inc.	2,183,851	25,726
		9,463,521
Retail REITs (10.0%)
Simon Property Group Inc.	15,143,494	2,016,356
Realty Income Corp.	15,645,528	1,226,766
Regency Centers Corp.	7,818,290	485,047
National Retail Properties Inc.	8,038,349	450,148

9

Real Estate Index Fund

			Market
			Value•
		Shares	($000)
	Federal Realty Investment Trust	3,425,464	428,251
	Kimco Realty Corp.	20,753,165	395,348
	Brixmor Property Group Inc.	14,645,681	292,328
	Spirit Realty Capital Inc.	4,429,808	233,805
	Weingarten Realty Investors	6,010,466	174,905
	Agree Realty Corp.	2,063,532	156,684
	Retail Properties of America Inc.	10,503,617	127,619
^	Macerich Co.	5,555,588	123,945
	Urban Edge Properties	5,954,974	109,512
	Acadia Realty Trust	4,151,250	103,034
	SITE Centers Corp.	7,101,747	90,263
	Retail Opportunity Investments Corp.	5,090,196	84,345
	Taubman Centers Inc.	3,010,815	79,546
	Kite Realty Group Trust	4,129,613	71,029
^	American Finance Trust Inc.	5,225,102	67,770
^	Tanger Factory Outlet Centers Inc.	4,598,167	67,271
	RPT Realty	3,947,000	55,061
	Getty Realty Corp.	1,718,852	54,178
^	Seritage Growth Properties	1,420,676	52,167
	Alexander’s Inc.	112,933	36,441
	Saul Centers Inc.	679,162	33,537
	Urstadt Biddle Properties Inc. Class A	1,469,778	33,320
^	Washington Prime Group Inc.	9,171,898	27,607
	Retail Value Inc.	783,684	25,760
	Whitestone REIT	1,776,868	23,277
^	Pennsylvania REIT	3,616,615	14,249
	Cedar Realty Trust Inc.	4,374,363	11,373
§	Spirit MTA REIT	2,071,263	1,590
	Urstadt Biddle Properties Inc.	20,899	366
			7,152,898
Specialized REITs (29.7%)
	American Tower Corp.	21,764,202	5,043,636
	Crown Castle International Corp.	20,440,318	3,062,777
	Equinix Inc.	4,170,071	2,459,216
	Public Storage	7,725,412	1,728,638
	SBA Communications Corp.	5,560,758	1,387,743
^	Digital Realty Trust Inc.	10,009,156	1,231,026
	Weyerhaeuser Co.	36,625,089	1,060,296
	Extra Space Storage Inc.	6,318,295	699,309
	VICI Properties Inc.	19,665,350	527,031
	Gaming and Leisure Properties Inc.	10,027,548	473,852
	Iron Mountain Inc.	14,115,925	446,204
	Lamar Advertising Co.	4,226,119	392,226
	CyrusOne Inc.	5,565,209	338,643
	CUBESMART	9,463,079	299,696
	EPR Properties	3,812,764	272,117
	Life Storage Inc.	2,293,211	259,546
	CoreSite Realty Corp.	1,813,609	213,008
	Outfront Media Inc.	7,046,974	209,577
	Rayonier Inc.	6,372,943	193,610
	QTS Realty Trust Inc.	2,719,248	154,671
	PotlatchDeltic Corp.	3,303,958	142,070
	Four Corners Property Trust Inc.	3,362,599	101,853
	National Storage Affiliates Trust	2,914,477	99,530
	GEO Group Inc.	5,962,460	94,207
	CoreCivic Inc.	5,854,253	93,375
^	Uniti Group Inc.	9,496,104	60,110
	CorEnergy Infrastructure Trust Inc.	665,562	30,350
	CatchMark Timber Trust Inc.	2,407,704	24,703
^	Safehold Inc.	497,860	22,384
	Jernigan Capital Inc.	1,090,687	21,803
			21,143,207
Total Equity Real Estate Investment Trusts (REITs) (Cost $56,490,070)			68,663,572
Real Estate Management & Development (3.3%)[1]
Diversified Real Estate Activities (0.2%)
*	St. Joe Co.	1,774,598	37,284
	RMR Group Inc.	750,135	34,559
*	Five Point Holdings LLC	2,535,556	20,563
*	Tejon Ranch Co.	1,083,413	17,443
			109,849
Real Estate Development (0.4%)
*	Howard Hughes Corp.	2,014,856	245,168
*	Forestar Group Inc.	810,918	16,437
			261,605
Real Estate Operating Companies (0.2%)
	Kennedy-Wilson Holdings Inc.	6,308,380	136,009
*	FRP Holdings Inc.	338,898	16,043
			152,052
Real Estate Services (2.5%)
*	CBRE Group Inc.	15,709,840	959,086
	Jones Lang LaSalle Inc.	2,533,397	430,222
	Cushman & Wakefield plc	4,800,530	92,266
*,^	Redfin Corp.	3,611,601	87,870
	Newmark Group Inc.	7,301,467	85,938

10

Real Estate Index Fund

		Market
		Value•
	Shares	($000)
^ Realogy Holdings Corp.	5,619,905	59,515
* Marcus & Millichap Inc.	1,152,522	40,799
RE/MAX Holdings Inc.	876,557	33,555
^ eXp World Holdings Inc.	1,072,458	11,840
*,^ Altisource Portfolio Solutions SA	318,938	5,932
		1,807,023
Total Real Estate Management & Development (Cost $2,210,826)		2,330,529
Temporary Cash Investment (0.8%)[1]
Money Market Fund (0.8%)
[6,7] Vanguard Market Liquidity Fund, 1.730% (Cost $561,225)	5,611,811	561,293
Total Investments (100.5%) (Cost $59,262,121)		71,555,394
Other Assets and Liabilities (-0.5%)
Other Assets		77,402
Liabilities[7]		(406,517)
		(329,115)
Net Assets (100%)		71,226,279

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		62,560,085
Affiliated Issuers		1,147,688
Vanguard Real Estate II Index Fund		7,847,621
Total Investments in Securities		71,555,394
Investment in Vanguard		2,738
Receivables for Accrued Income		37,704
Receivables for Capital Shares Issued		34,134
Other Assets		2,826
Total Assets		71,632,796
Liabilities
Payables for Investment Securities Purchased		11,509
Collateral for Securities on Loan		335,671
Payables for Capital Shares Redeemed		26,934
Payables to Vanguard		17,817
Unrealized Depreciation—OTC Swap Contracts		1,451
Other Liabilities		13,135
Total Liabilities		406,517
Net Assets (100%)		71,226,279

11

Real Estate Index Fund

At January 31, 2020, net assets consisted of:

Amount
($000)
Paid-in Capital	60,358,012
Total Distributable Earnings (Loss)	10,868,267
Net Assets	71,226,279

Investor Shares–Net Assets
Applicable to 7,793,923 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	243,222
Net Asset Value Per Share–Investor Shares	$31.21

ETF Shares–Net Assets
Applicable to 401,174,872 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	37,681,748
Net Asset Value Per Share–ETF Shares	$93.93

Admiral Shares–Net Assets
Applicable to 174,831,681 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	23,274,094
Net Asset Value Per Share–Admiral Shares	$133.12

Institutional Shares–Net Assets
Applicable to 486,657,445 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,027,215
Net Asset Value Per Share–Institutional Shares	$20.60

•	See Note A in Notes to Financial Statements.

§	Security value determined using significant unobservable inputs.

*	Non-income-producing security.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $308,329,000.

1	The fund invests a portion of its assets in investment securities through the use of swap contracts. After giving effect to swap investments, the fund’s effective investment securities and temporary cash investment positions represent 100.0% and 0.5%, respectively, of net assets.

2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total value of affiliated companies is $586,395,000.

3	“Other” represents securities that are not classified by the fund’s benchmark index.

4	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

5	Represents a wholly owned subsidiary of the fund. See accompanying financial statements for Vanguard Real Estate II Index Fund’s Statement of Net Assets.

6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

7	Collateral of $335,671,000 was received for securities on loan.

REIT—Real Estate Investment Trust.

OTC—Over-the-Counter.

12

Real Estate Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps

				Floating
				Interest
				Rate	Value and	Value and
			Notional	Received	Unrealized	Unrealized
	Termination		Amount	(Paid) [1]	Appreciation	(Depreciation )
Reference Entity	Date	Counterparty	($000)	(% )	($000)	($000)
Digital Realty Trust Inc.	2/2/21	GSI	29,423	(1.655)	—	(644)
Federal Realty Investment Trust	2/2/21	GSI	32,614	(1.655)	—	(109)
Regency Centers Corp.	2/2/21	GSI	26,204	(1.655)	—	(147)
Retail Opportunity Investments Corp.	2/2/21	GSI	8,819	(1.655)	—	(37)
Seritage Growth Properties	2/2/21	GSI	11,352	(1.655)	—	(336)
VEREIT Inc.	2/2/21	GSI	43,032	(1.655)	—	(88)
VICI Properties Inc.	2/2/21	GSI	80,490	(1.655)	—	(90)
					—	(1,451)

1 Payment received/paid monthly.

GSI—Goldman Sachs International.

At January 31, 2020, a counterparty had deposited in a segregated account securities with a value of $3,153,000 in connection with open over-the-counter swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Real Estate Index Fund

Statement of Operations

Year Ended
January 31, 2020
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers	1,541,260
Dividends—Affiliated Issuers	51,302
Dividends—Vanguard Real Estate II Index Fund	199,690
Interest—Unaffiliated Issuers	4
Interest—Affiliated Issuers	5,704
Securities Lending—Net	4,165
Total Income	1,802,125
Expenses
The Vanguard Group—Note B
Investment Advisory Services	4,147
Management and Administrative—Investor Shares	2,296
Management and Administrative—ETF Shares	35,158
Management and Administrative—Admiral Shares	21,415
Management and Administrative—Institutional Shares	7,776
Marketing and Distribution—Investor Shares	85
Marketing and Distribution—ETF Shares	1,802
Marketing and Distribution—Admiral Shares	1,126
Marketing and Distribution—Institutional Shares	317
Custodian Fees	107
Auditing Fees	38
Shareholders’ Reports—Investor Shares	13
Shareholders’ Reports—ETF Shares	1,190
Shareholders’ Reports—Admiral Shares	292
Shareholders’ Reports—Institutional Shares	77
Trustees’ Fees and Expenses	29
Total Expenses	75,868
Expenses Paid Indirectly	(134)
Net Expenses	75,734
Net Investment Income	1,726,391
Realized Net Gain (Loss)
Capital Gain Distributions Received—Unaffiliated Issuers	283,714
Capital Gain Distributions Received—Affiliated Issuers	2,665
Capital Gain Distributions Received—Vanguard Real Estate II Index Fund	—
Investment Securities Sold—Unaffiliated Issuers[1]	2,130,323
Investment Securities Sold—Affiliated Issuers[1]	14,533
Investment Securities Sold—Vanguard Real Estate II Index Fund	—

14

Real Estate Index Fund

Statement of Operations (continued)

Year Ended
January 31, 2020
($000)
Futures Contracts	340
Swap Contracts	26,816
Realized Net Gain (Loss)	2,458,391
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	5,005,277
Investment Securities—Affiliated Issuers	(20,621)
Investment Securities—Vanguard Real Estate II Index Fund	928,467
Swap Contracts	(1,451)
Change in Unrealized Appreciation (Depreciation)	5,911,672
Net Increase (Decrease) in Net Assets Resulting from Operations	10,096,454

1 Includes $2,366,459,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Real Estate Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,726,391	1,817,544
Realized Net Gain (Loss)	2,458,391	924,880
Change in Unrealized Appreciation (Depreciation)	5,911,672	2,345,988
Net Increase (Decrease) in Net Assets Resulting from Operations	10,096,454	5,088,412
Distributions
Net Investment Income
Investor Shares	(22,650)	(62,454)
ETF Shares	(921,879)	(1,028,975)
Admiral Shares	(554,006)	(579,344)
Institutional Shares	(244,373)	(269,632)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Return of Capital
Investor Shares	(7,475)	(20,882)
ETF Shares	(304,249)	(344,053)
Admiral Shares	(182,839)	(193,713)
Institutional Shares	(80,651)	(90,156)
Total Distributions	(2,318,122)	(2,589,209)
Capital Share Transactions
Investor Shares	(1,748,144)	(355,274)
ETF Shares	2,721,882	(2,701,593)
Admiral Shares	2,583,346	(367,595)
Institutional Shares	734,197	(371,447)
Net Increase (Decrease) from Capital Share Transactions	4,291,281	(3,795,909)
Total Increase (Decrease)	12,069,613	(1,296,706)
Net Assets
Beginning of Period	59,156,666	60,453,372
End of Period	71,226,279	59,156,666

See accompanying Notes, which are an integral part of the Financial Statements.

16

Real Estate Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$27.69	$26.40	$27.38	$25.59	$28.73
Investment Operations
Net Investment Income	.719 [1]	.787 [1]	.761 [1]	.746	.711
Net Realized and Unrealized Gain (Loss) on Investments	3.801	1.639	(.614)	2.324	(2.851)
Total from Investment Operations	4.520	2.426	.147	3.070	(2.140)
Distributions
Dividends from Net Investment Income	(.752)	(.851)	(.788)	(.752)	(.695)
Distributions from Realized Capital Gains	—	—	(.011)	(.187)	—
Return of Capital	(.248)	(.285)	(.328)	(.341)	(.305)
Total Distributions	(1.000)	(1.136)	(1.127)	(1.280)	(1.000)
Net Asset Value, End of Period	$31.21	$27.69	$26.40	$27.38	$25.59

Total Return[2]	16.59%	9.53%	0.45%	12.07%	-7.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$243	$1,871	$2,143	$2,603	$2,621
Ratio of Total Expenses to Average Net Assets	0.26%	0.25%	0.26%	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.48%	3.02%	2.87%	2.60%	2.66%
Portfolio Turnover Rate[3]	6%	24%	6%	7%	11%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Real Estate Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding		Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$83.36	$79.47	$82.43	$77.05	$86.49
Investment Operations
Net Investment Income	2.335 [1]	2.487 [1]	2.499 [1]	2.334	2.217
Net Realized and Unrealized Gain (Loss) on Investments	11.379	4.934	(1.945)	7.022	(8.533)
Total from Investment Operations	13.714	7.421	.554	9.356	(6.316)
Distributions
Dividends from Net Investment Income	(2.364)	(2.646)	(2.458)	(2.353)	(2.170)
Distributions from Realized Capital Gains	—	—	(.034)	(.563)	—
Return of Capital	(.780)	(.885)	(1.022)	(1.060)	(.954)
Total Distributions	(3.144)	(3.531)	(3.514)	(3.976)	(3.124)
Net Asset Value, End of Period	$93.93	$83.36	$79.47	$82.43	$77.05

Total Return	16.70%	9.70%	0.59%	12.25%	-7.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37,682	$30,857	$32,377	$33,527	$27,007
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.60%	3.15%	3.01%	2.74%	2.80%
Portfolio Turnover Rate[2]	6%	24%	6%	7%	11%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Real Estate Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$118.14	$112.63	$116.83	$109.19	$122.58
Investment Operations
Net Investment Income	3.315 [1]	3.507 [1]	3.538 [1]	3.306	3.142
Net Realized and Unrealized Gain (Loss) on Investments	16.121	7.008	(2.761)	9.966	(12.105)
Total from Investment Operations	19.436	10.515	.777	13.272	(8.963)
Distributions
Dividends from Net Investment Income	(3.350)	(3.751)	(3.483)	(3.333)	(3.076)
Distributions from Realized Capital Gains	—	—	(.048)	(.798)	—
Return of Capital	(1.106)	(1.254)	(1.447)	(1.501)	(1.351)
Total Distributions	(4.456)	(5.005)	(4.978)	(5.632)	(4.427)
Net Asset Value, End of Period	$133.12	$118.14	$112.63	$116.83	$109.19

Total Return[2]	16.73%	9.69%	0.58%	12.23%	-7.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23,274	$18,223	$17,757	$18,337	$15,029
Ratio of Total Expenses to Average Net Assets	0.12%	0.11%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.60%	3.16%	3.01%	2.74%	2.80%
Portfolio Turnover Rate[3]	6%	24%	6%	7%	11%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Real Estate Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.28	$17.43	$18.08	$16.90	$18.97
Investment Operations
Net Investment Income	.518 [1]	.543 [1]	.568 [1]	.515	.489
Net Realized and Unrealized Gain (Loss) on Investments	2.496	1.085	(.444)	1.540	(1.870)
Total from Investment Operations	3.014	1.628	.124	2.055	(1.381)
Distributions
Dividends from Net Investment Income	(.522)	(.583)	(.542)	(.519)	(.479)
Distributions from Realized Capital Gains	—	—	(.007)	(.123)	—
Return of Capital	(.172)	(.195)	(.225)	(.233)	(.210)
Total Distributions	(.694)	(.778)	(.774)	(.875)	(.689)
Net Asset Value, End of Period	$20.60	$18.28	$17.43	$18.08	$16.90

Total Return	16.77%	9.70%	0.60%	12.23%	-7.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,027	$8,206	$8,176	$7,799	$6,785
Ratio of Total Expenses to Average Net Assets	0.10%	0.09%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.63%	3.18%	3.03%	2.76%	2.82%
Portfolio Turnover Rate[2]	6%	24%	6%	7%	11%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Real Estate Index Fund

Notes to Financial Statements

Vanguard Real Estate Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

As a part of its principal investment strategy, the fund attempts to replicate its benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary—in the stocks that make up the index. Vanguard Real Estate II Index Fund is the wholly owned subsidiary in which the fund has invested a portion of its assets. For additional financial information about the Real Estate II Index Fund, refer to the accompanying financial statements.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in affiliated Vanguard funds are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2.  Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

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Real Estate Index Fund

During the year ended January 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2020.

3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended January 31, 2020, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4.  Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2017–2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

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Real Estate Index Fund

5.  Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6.  Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7.  Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2020, or at any time during the period then ended.

8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which actual information has not been reported. Income, capital gain, and return of capital distributions received from affiliated Vanguard funds are recorded on ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the

23

Real Estate Index Fund

lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $2,738,000, representing less than 0.01% of the fund’s net assets and 1.10% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing account. For the year ended January 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $134,000 (an annual rate of less than 0.01% of average net assets).

D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

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Real Estate Index Fund

The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	70,992,495	—	1,606
Temporary Cash Investments	561,293	—	—
Swap Contracts—Liabilities	—	(1,451)	—
Total	71,553,788	(1,451)	1,606

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	2,366,459
Total Distributable Earnings (Loss)	(2,366,459)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain swap agreements. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	—
Undistributed Tax-Exempt Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(1,509,620)
Net Unrealized Gains (Losses)	12,293,273

* The fund used capital loss carryforwards of $40,084,000 to offset taxable capital gains realized during the year ended January 31, 2020.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	59,262,121
Gross Unrealized Appreciation	15,718,650
Gross Unrealized Depreciation	(3,425,377)
Net Unrealized Appreciation (Depreciation)	12,293,273

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Real Estate Index Fund

F.  During the year ended January 31, 2020, the fund purchased $16,033,654,000 of investment securities and sold $11,579,557,000 of investment securities, other than temporary cash investments. Purchases and sales include $10,268,399,000 and $7,738,448,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G.  Capital share transactions for each class of shares were:

			Year Ended January 31,
	2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	395,906	13,631	202,254	7,803
Issued in Lieu of Cash Distributions	28,280	981	77,560	2,978
Redeemed[1]	(2,172,330)	(74,391)	(635,088)	(24,392)
Net Increase (Decrease)—Investor Shares	(1,748,144)	(59,779)	(355,274)	(13,611)
ETF Shares
Issued	10,501,566	118,494	8,087,624	102,051
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(7,779,684)	(87,500)	(10,789,217)	(139,300)
Net Increase (Decrease)—ETF Shares	2,721,882	30,994	(2,701,593)	(37,249)
Admiral Shares
Issued[1]	5,327,904	42,120	2,761,716	24,919
Issued in Lieu of Cash Distributions	647,759	5,156	680,270	6,116
Redeemed	(3,392,317)	(26,697)	(3,809,581)	(34,442)
Net Increase (Decrease)—Admiral Shares	2,583,346	20,579	(367,595)	(3,407)
Institutional Shares
Issued	2,004,257	102,367	1,757,587	102,091
Issued in Lieu of Cash Distributions	306,680	15,790	338,704	19,682
Redeemed	(1,576,740)	(80,293)	(2,467,738)	(142,026)
Net Increase (Decrease)—Institutional Shares	734,197	37,864	(371,447)	(20,253)

1	In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019, with the exception of those held by Vanguard funds and certain other institutional investors. Investor Shares—Redeemed and Admiral Shares—Issued include 57,968,000 and 13,589,000 shares, respectively, in the amount of $1,688,895,000 from the conversion during the year ended January 31, 2020.

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Real Estate Index Fund

H.  Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Brookfield Property REIT Inc.	137,387	1,249	149,263	(7,667)	21,133	—	—	—
Host Hotels & Resorts Inc.	NA2	152,118	140,437	3,615	(66,162)	29,894	616	586,395
iStar Inc.	NA3	7,960	10,326	497	15,443	64	1,214	NA3
Omega Healthcare Investors Inc.	NA3	203,469	75,247	18,019	10,368	21,344	835	NA3
Vanguard Market Liquidity Fund	801,441	NA4	NA4	69	52	5,704	—	561,293
Vanguard Real Estate II Index Fund	6,719,464	265,125	—	—	928,467	199,690	—	7,847,621
Winthrop Realty Trust	2,061	—	—	—	(1,455)	—	—	—
Total	7,660,353	629,921	375,273	14,533	907,846	256,696	2,665	8,995,309

1	Does not include adjustments to related return of capital.
2	Not applicable—at January 31, 2019, the issuer was not an affiliated company of the fund.
3	Not applicable—at January 31, 2019, and January 31, 2020, the issuer was not an affiliated company of the fund, but it was affiliated during the year.
4	Not applicable—purchases and sales are for temporary cash investment purposes.

I.  Management has determined that no events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

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Real Estate II Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 26, 2017, Through January 31, 2020

Initial Investment of $100,000,000

	Average Annual Total Returns Periods Ended January 31, 2020
	One Year	Since Inception (9/26/2017)	Final Value of a $100,000,000 Investment
Real Estate II Index Fund	16.78%	9.74%	$124,382,109
Real Estate Spliced Index	16.82	9.81	124,572,985
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.37	12.93	133,035,562

Real Estate Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

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Real Estate II Index Fund

Sector Diversification

As of January 31, 2020

Diversified Real Estate Activities	0.2%
Diversified REITs	4.6
Health Care REITs	9.8
Hotel & Resort REITs	3.7
Industrial REITs	8.6
Office REITs	9.5
Real Estate Development	0.4
Real Estate Operating Companies	0.2
Real Estate Services	2.9
Residential REITs	15.0
Retail REITs	11.4
Specialized REITs	33.7

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

29

Real Estate II Index Fund

Financial Statements

Statement of Net Assets

As of January 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Equity Real Estate Investment Trusts (REITs) (95.9%)[1]
Diversified REITs (4.6%)
WP Carey Inc.	1,039,250	87,422
Liberty Property Trust	951,956	59,640
STORE Capital Corp.	1,335,436	52,416
VEREIT Inc.	3,372,558	32,916
PS Business Parks Inc.	125,241	20,985
Washington REIT	487,923	14,852
American Assets Trust Inc.	308,856	14,072
Colony Capital Inc.	2,819,083	13,165
Essential Properties Realty Trust Inc.	464,351	12,821
Empire State Realty Trust Inc.	920,792	12,486
Global Net Lease Inc.	515,635	10,689
Alexander & Baldwin Inc.	417,544	9,128
Armada Hoffler Properties Inc.	323,727	5,937
iStar Inc.	378,171	5,506
Gladstone Commercial Corp.	188,378	4,016
One Liberty Properties Inc.	90,548	2,476
		358,527
Health Care REITs (9.8%)
Welltower Inc.	2,466,385	209,421
Ventas Inc.	2,267,555	131,201
Healthpeak Properties Inc.	2,988,885	107,570
Medical Properties Trust Inc.	3,103,093	68,734
Omega Healthcare Investors Inc.	1,328,425	55,727
Healthcare Trust of America Inc.	1,248,503	39,990
Healthcare Realty Trust Inc.	786,337	28,355
Sabra Health Care REIT Inc.	1,153,097	24,792
National Health Investors Inc.	263,913	22,269
Physicians Realty Trust	1,127,576	21,819
CareTrust REIT Inc.	581,375	12,895
Diversified Healthcare Trust	1,449,773	11,192
LTC Properties Inc.	241,711	11,157
Universal Health Realty Income Trust	79,428	9,797
Community Healthcare Trust Inc.	112,174	5,291
New Senior Investment Group Inc.	505,706	3,853
Global Medical REIT Inc.	248,538	3,629
		767,692
Hotel & Resort REITs (3.7%)
Host Hotels & Resorts Inc.	4,442,420	72,589
Park Hotels & Resorts Inc.	1,460,177	32,036
Ryman Hospitality Properties Inc.	297,395	25,287
MGM Growth Properties LLC	692,710	22,125
Service Properties Trust	1,000,632	21,594
Apple Hospitality REIT Inc.	1,293,947	19,435
Pebblebrook Hotel Trust	794,503	18,846
Sunstone Hotel Investors Inc.	1,367,608	17,341
RLJ Lodging Trust	1,047,702	16,302
Xenia Hotels & Resorts Inc.	685,474	12,812
DiamondRock Hospitality Co.	1,219,324	11,791
Summit Hotel Properties Inc.	639,604	7,093
Chatham Lodging Trust	285,002	4,660
Hersha Hospitality Trust Class A	225,730	2,928
CorePoint Lodging Inc.	244,420	2,236

30

Real Estate II Index Fund

		Market
		Value•
	Shares	($000)
Ashford Hospitality Trust Inc.	587,373	1,445
Braemar Hotels & Resorts Inc.	169,658	1,354
		289,874
Industrial REITs (8.6%)
Prologis Inc.	3,841,171	356,768
Duke Realty Corp.	2,199,732	79,872
Americold Realty Trust	1,108,140	38,198
First Industrial Realty Trust Inc.	769,931	32,876
Rexford Industrial Realty Inc.	668,005	32,191
EastGroup Properties Inc.	228,584	31,104
STAG Industrial Inc.	773,655	24,943
Terreno Realty Corp.	398,935	22,843
Lexington Realty Trust Class B	1,288,193	14,260
Hannon Armstrong Sustainable Infrastructure Capital Inc.	400,335	13,647
Industrial Logistics Properties Trust	396,036	9,065
^ Innovative Industrial Properties Inc.	100,949	9,035
Monmouth Real Estate Investment Corp.	553,989	8,105
		672,907
Office REITs (9.4%)
Boston Properties Inc.	940,666	134,844
Alexandria Real Estate Equities Inc.	690,279	112,654
Vornado Realty Trust	1,045,205	68,743
Kilroy Realty Corp.	614,437	50,734
SL Green Realty Corp.	501,528	46,161
Douglas Emmett Inc.	1,013,220	42,049
Cousins Properties Inc.	884,853	36,217
Hudson Pacific Properties Inc.	939,578	34,144
Highwoods Properties Inc.	631,418	31,640
JBG SMITH Properties	775,330	31,440
Equity Commonwealth	742,744	24,355
Corporate Office Properties Trust	681,369	20,284
Piedmont Office Realty Trust Inc.	766,538	17,776
Brandywine Realty Trust	1,071,706	16,740
Paramount Group Inc.	1,140,943	16,042
Columbia Property Trust Inc.	711,804	15,019
Mack-Cali Realty Corp.	552,202	12,126
Easterly Government Properties Inc.	434,339	10,515
Office Properties Income Trust	292,668	9,959
Franklin Street Properties Corp.	653,021	4,963
City Office REIT Inc.	331,630	4,484
		740,889
Residential REITs (14.9%)
Equity Residential	2,256,977	187,510
AvalonBay Communities Inc.	849,945	184,174
Essex Property Trust Inc.	400,019	123,910
Invitation Homes Inc.	3,272,589	102,988
Mid-America Apartment Communities Inc.	694,096	95,237
Sun Communities Inc.	551,857	89,495
UDR Inc.	1,782,108	85,381
Equity LifeStyle Properties Inc.	1,052,748	76,587
Camden Property Trust	589,260	66,250
Apartment Investment & Management Co.	906,158	47,764
American Homes 4 Rent	1,642,722	44,896
American Campus Communities Inc.	836,145	38,354
Independence Realty Trust Inc.	548,637	8,048
NexPoint Residential Trust Inc.	116,318	5,676
Investors Real Estate Trust	70,683	5,209
UMH Properties Inc.	221,251	3,496
Front Yard Residential Corp.	311,169	3,339
Preferred Apartment Communities Inc.	269,596	3,176
		1,171,490
Retail REITs (11.4%)
Simon Property Group Inc.	1,874,568	249,599
Realty Income Corp.	1,936,724	151,859
Regency Centers Corp.	1,019,629	63,258
Federal Realty Investment Trust	456,143	57,027
National Retail Properties Inc.	995,022	55,721
Kimco Realty Corp.	2,568,841	48,936
Brixmor Property Group Inc.	1,812,773	36,183
Spirit Realty Capital Inc.	548,308	28,940
Weingarten Realty Investors	743,347	21,631
Agree Realty Corp.	255,379	19,391

31

Real Estate II Index Fund

Market
Value•
Shares	($000)

	Retail Properties of America Inc.	1,301,343	15,811
^	Macerich Co.	687,708	15,343
	Urban Edge Properties	737,692	13,566
	Acadia Realty Trust	514,080	12,759
	Retail Opportunity Investments Corp.	695,808	11,530
	SITE Centers Corp.	878,528	11,166
	Taubman Centers Inc.	373,171	9,859
	Kite Realty Group Trust	512,552	8,816
	American Finance Trust Inc.	646,364	8,383
^	Tanger Factory Outlet Centers Inc.	571,081	8,355
^	Seritage Growth Properties	213,305	7,833
	RPT Realty	487,993	6,807
	Getty Realty Corp.	212,341	6,693
	Alexander’s Inc.	14,006	4,519
	Saul Centers Inc.	83,911	4,144
	Urstadt Biddle Properties Inc.	182,306	4,133
^	Washington Prime Group Inc.	1,134,262	3,414
	Retail Value Inc.	97,024	3,189
	Whitestone REIT	219,605	2,877
^	Pennsylvania REIT	445,913	1,757
	Cedar Realty Trust Inc.	539,698	1,403
§	Spirit MTA REIT	257,871	198
			895,100
Specialized REITs (33.5%)
	American Tower Corp.	2,694,308	624,379
	Crown Castle International Corp.	2,530,386	379,153
	Equinix Inc.	516,235	304,439
	Public Storage	956,363	213,996
	SBA Communications Corp.	688,398	171,797
	Digital Realty Trust Inc.	1,267,998	155,951
	Weyerhaeuser Co.	4,533,588	131,247
	Extra Space Storage Inc.	782,162	86,570
	VICI Properties Inc.	2,805,681	75,192
	Gaming and Leisure Properties Inc.	1,241,375	58,661
	Iron Mountain Inc.	1,747,311	55,233
	Lamar Advertising Co.	523,092	48,548
	CyrusOne Inc.	688,905	41,920
	CubeSmart	1,171,255	37,094
	EPR Properties	472,174	33,699
	Life Storage Inc.	283,888	32,130
	CoreSite Realty Corp.	224,506	26,368
	Outfront Media Inc.	872,293	25,942
	Rayonier Inc.	788,861	23,966
	QTS Realty Trust Inc.	336,609	19,146
	PotlatchDeltic Corp.	408,805	17,579
	Four Corners Property Trust Inc.	416,766	12,624
	National Storage Affiliates Trust	361,451	12,344
	GEO Group Inc.	739,245	11,680
	CoreCivic Inc.	725,712	11,575
	Uniti Group Inc.	1,175,312	7,440
	CorEnergy Infrastructure Trust Inc.	82,266	3,751
	CatchMark Timber Trust Inc.	299,263	3,070
	Safehold Inc.	61,569	2,768
	Jernigan Capital Inc.	135,002	2,699
			2,630,961
Total Equity Real Estate Investment Trusts (REITs) (Cost $6,397,555)			7,527,440
Real Estate Management & Development (3.7%)[1]
Diversified Real Estate Activities (0.2%)
*	St. Joe Co.	219,248	4,606
	RMR Group Inc.	92,590	4,266
*	Five Point Holdings LLC	314,537	2,551
*	Tejon Ranch Co.	133,376	2,147
			13,570
Real Estate Development (0.4%)
*	Howard Hughes Corp.	249,420	30,349
*	Forestar Group Inc.	99,881	2,025
			32,374
Real Estate Operating Companies (0.2%)
	Kennedy-Wilson
	Holdings Inc.	780,944	16,837
*	FRP Holdings Inc.	41,809	1,980
			18,817
Real Estate Services (2.9%)
*	CBRE Group Inc.	1,944,891	118,736
	Jones Lang LaSalle Inc.	313,776	53,285
	Cushman & Wakefield plc	595,294	11,442
*	Redfin Corp.	447,067	10,877
	Newmark Group Inc.	905,452	10,657
	Realogy Holdings Corp.	695,608	7,366
*	Marcus & Millichap Inc.	142,221	5,035
	RE/MAX Holdings Inc.	108,518	4,154
^	eXp World Holdings Inc.	132,165	1,459
*	Altisource Portfolio Solutions SA	39,509	735
			223,746
Total Real Estate Management & Development (Cost $269,070)			288,507

32

Real Estate II Index Fund

Market
Value•
Shares	($000)

Temporary Cash Investment (0.7%)1
Money Market Fund (0.7%)
2,3	Vanguard Market Liquidity Fund, 1.730% (Cost $56,247)	562,423	56,253
Total Investments (100.3%) (Cost $6,722,872)			7,872,200

			Amount ($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard			341
Receivables for Accrued Income			4,669
Other Assets			852
Total Other Assets			5,862
Liabilities
Payables for Investment Securities Purchased			(23)
Collateral for Securities on Loan			(30,045)
Payables to Vanguard			(312)
Unrealized Depreciation—OTC Swap Contracts			(61)
Total Liabilities			(30,441)
Net Assets (100%)
Applicable to 346,574,081 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			7,847,621
Net Asset Value Per Share			$22.64

At January 31, 2020, net assets consisted of:

			Amount ($000)
Paid-in Capital			6,738,981
Total Distributable Earnings (Loss)			1,108,640
Net Assets			7,847,621

•	See Note A in Notes to Financial Statements.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $27,381,000.
§	Security value determined using significant unobservable inputs.
*	Non-income-producing security.

1	The fund invests a portion of its assets in investment securities through the use of swap contracts. After giving effect to swap investments, the fund’s effective investment securities and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3	Collateral of $30,045,000 was received for securities on loan. REIT—Real Estate Investment Trust.

OTC—Over-the-Counter.

33

Real Estate II Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps

				Floating
				Interest
				Rate	Value and	Value and
			Notional	Received	Unrealized	Unrealized
	Termination		Amount	(Paid)[1]	Appreciation	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)
VEREIT Inc.	2/2/21	GSI	29,829	(1.655)	—	(61)

1	Payment received/paid monthly.

GSI—Goldman Sachs International.

At January 31, 2020, a counterparty had deposited in a segregated account securities with a value of $802,000 in connection with open over-the-counter swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Real Estate II Index Fund

Statement of Operations

Year Ended
January 31, 2020
($000)
Investment Income
Income
Dividends	198,805
Interest[1]	400
Securities Lending—Net	417
Total Income	199,622
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,100
Management and Administrative	4,733
Custodian Fees	25
Auditing Fees	42
Trustees’ Fees and Expenses	3
Total Expenses	5,903
Expenses Paid Indirectly	(22)
Net Expenses	5,881
Net Investment Income	193,741
Realized Net Gain (Loss)
Capital Gain Distributions Received	35,733
Investment Securities Sold[1]	(10,562)
Futures Contracts	29
Swap Contracts	6,255
Realized Net Gain (Loss)	31,455
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	903,022
Swap Contracts	(61)
Change in Unrealized Appreciation (Depreciation)	902,961
Net Increase (Decrease) in Net Assets Resulting from Operations	1,128,157

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $400,000, $5,000, and $5,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Real Estate II Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	193,741	199,381
Realized Net Gain (Loss)	31,455	(76,397)
Change in Unrealized Appreciation (Depreciation)	902,961	470,068
Net Increase (Decrease) in Net Assets Resulting from Operations	1,128,157	593,052
Distributions
Net Investment Income	(199,690)	(203,421)
Realized Capital Gain	—	—
Return of Capital	(65,435)	(75,255)
Total Distributions	(265,125)	(278,676)
Capital Share Transactions
Issued	—	—
Issued in Lieu of Cash Distributions	265,125	278,676
Redeemed	—	—
Net Increase (Decrease) from Capital Share Transactions	265,125	278,676
Total Increase (Decrease)	1,128,157	593,052
Net Assets
Beginning of Period	6,719,464	6,126,412
End of Period	7,847,621	6,719,464

See accompanying Notes, which are an integral part of the Financial Statements.

36

Real Estate II Index Fund

Financial Highlights

		Year Ended January 31,	Sept. 26, 2017[1] to Jan. 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018
Net Asset Value, Beginning of Period	$20.10	$19.17	$20.00
Investment Operations
Net Investment Income[2]	.571	.611	.268
Net Realized and Unrealized Gain (Loss) on Investments	2.752	1.176	(.834)
Total from Investment Operations	3.323	1.787	(.566)
Distributions
Dividends from Net Investment Income	(.590)	(.626)	(.225)
Distributions from Realized Capital Gains	—	—	(.030)
Return of Capital	(.193)	(.231)	(.009)
Total Distributions	(.783)	(.857)	(.264)
Net Asset Value, End of Period	$22.64	$20.10	$19.17
Total Return	16.78%	9.68%	-2.89%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,848	$6,719	$6,126
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	2.63%	3.22%	3.84%[3]
Portfolio Turnover Rate	3%	23%	1%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Real Estate II Index Fund

Notes to Financial Statements

Vanguard Real Estate II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is a wholly owned subsidiary of Vanguard Real Estate Index Fund (“Real Estate Index Fund”), and at January 31, 2020, the Real Estate Index Fund was the record and beneficial owner of 100% of the fund’s net assets. As part of the Real Estate Index Fund’s principal investment strategy, it attempts to replicate the benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through the fund—in the stocks that make up the index.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2020.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease

38

Real Estate II Index Fund

in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended January 31, 2020, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2018–2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or

39

Real Estate II Index Fund

less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2020, or at any time during the period then ended.

8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

40

Real Estate II Index Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $341,000, representing less than 0.01% of the fund’s net assets and 0.14% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing account. For the year ended January 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $22,000 (an annual rate of less than 0.01% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	7,815,749	—	198
Temporary Cash Investments	56,253	—	—
Swap Contracts—Liabilities	—	(61)	—
Total	7,872,002	(61)	198

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for swap agreements were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

41

Real Estate II Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain swap agreements. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(52,716)
Net Unrealized Gains (Losses)	1,149,328

* The fund used capital loss carryforwards of $25,200,000 to offset taxable capital gains realized during the year ended January 31, 2020.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments, and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	6,722,872
Gross Unrealized Appreciation	1,566,882
Gross Unrealized Depreciation	(417,554)
Net Unrealized Appreciation (Depreciation)	1,149,328

F.  During the year ended January 31, 2020, the fund purchased $498,978,000 of investment securities and sold $233,929,000 of investment securities, other than temporary cash investments.

G.  Capital shares issued and redeemed were:

	Year Ended January 31,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	—	—
Issued in Lieu of Cash Distributions	12,285	14,725
Redeemed	—	—
Net Increase (Decrease) in Shares Outstanding	12,285	14,725

H.  Management has determined that no events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Real Estate Index Fund and Vanguard Real Estate II Index Fund

Opinions on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Real Estate Index Fund (one of the funds constituting Vanguard Specialized Funds) and the statement of net assets of Vanguard Real Estate II Index Fund (one of the funds constituting Vanguard Fixed Income Securities Funds) (hereafter collectively referred to as the “Funds”) as of January 31, 2020, the related statements of operations for the year ended January 31, 2020, the statements of changes in net assets for each of the two years in the period ended January 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 16, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

43

Special 2019 tax information (unaudited) for Vanguard Real Estate Index Fund

This information for the fiscal year ended January 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $62,570,000 of qualified dividend income to shareholders during the fiscal year.

The fund distributed $1,581,690,000 of qualified business income to shareholders during the fiscal year.

Special 2019 tax information (unaudited) for Vanguard Real Estate II Index Fund

This information for the fiscal year ended January 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $7,029,000 of qualified dividend income to shareholders during the fiscal year.

The fund distributed $179,201,000 of qualified business income to shareholders during the fiscal year.

44

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS .

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

45

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc. All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636. Vanguard Marketing Corporation, Distributor.

Q1230 032020

Annual Report | January 31, 2020 Vanguard Dividend Growth Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

Advisor’s Report	3

About Your Fund’s Expenses	7

Performance Summary	9

Financial Statements	11

Trustees Approve Advisory Arrangement	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

These are challenging times. The markets plummet one day and bounce back the next as investors process the uncertainty surrounding the coronavirus outbreak.

At Vanguard, we tell investors to “stay the course” in good times and bad. This means focusing on your investment goals, keeping a long-term perspective, being balanced across and diversified within asset classes, and limiting cost.

Vanguard investors have proven time and again that they know how to stay calm in a market downturn—an attribute that has served them well. But for those who are weathering their first bout of market volatility or could just use a friendly reminder, let me offer three points.

First, we stand by our counsel—“stay the course.”

Don’t be tempted to time the markets. It’s a losing strategy. An investment plan established during calmer times should not be abandoned in the midst of a market downturn. Although having exposure to different asset classes does not eliminate the risk of loss, we believe investors should let the potential benefits of diversification play out.

Second, whether you’re new to investing or a seasoned financial advisor, don’t feel that you need to go it alone. Our mission is to help you succeed, so reach out if we can be of help.

Our websites are constantly refreshed with our latest thinking on the markets and economy. And our experts offer practical advice on how to put this perspective to work in your portfolios.

And, finally, thank you.

Thank you for entrusting us with your financial success. It’s a tremendous responsibility that we take very seriously. No matter the market conditions, we look forward to partnering with you and helping you reach your investment goals.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

March 3, 2020

1

Your Fund’s Performance at a Glance

•   For the fiscal year ended January 31, 2020, Vanguard Dividend Growth Fund returned 23.33%, ahead of the 22.73% return of its benchmark, the NASDAQ US Dividend Achievers Select Index.

•   Dividend-paying stocks outpaced the broad U.S. stock market for the 12 months amid continuing concerns about slowing global economic growth, trade disputes, and geopolitical tensions.

•   Large-capitalization stocks outperformed small- and mid-caps and growth stocks outperformed their value counterparts for the period.

•   The fund’s benchmark consists of the stocks of companies that have a record of increasing dividends over time.

•   All but one of the fund’s industry sectors posted positive results, led by information technology and materials. Only the energy sector declined for the fund. The advisor’s stock selections in consumer staples and health care boosted the fund’s return most compared with the benchmark.

Market Barometer

	Average Annual Total Returns
	Periods Ended January 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.39%	14.33%	12.13%
Russell 2000 Index (Small-caps)	9.21	7.28	8.23
Russell 3000 Index (Broad U.S. market)	20.53	13.82	11.85
FTSE All-World ex US Index (International)	10.28	7.74	5.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	9.64%	4.62%	3.01%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.65	5.12	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.18	1.68	1.07

CPI
Consumer Price Index	2.49%	2.04%	2.00%

2

Advisor’s Report

For the fiscal year ended January 31, 2020, Vanguard Dividend Growth Fund returned 23.33%, outperforming the 22.73% return of its benchmark, the NASDAQ US Dividend Achievers Select Index.

The investment environment

U.S. equities, as measured by the Standard & Poor’s 500 Index, rose 21.68%, buoyed by waning recession fears, improved trade sentiment, and accommodative Federal Reserve policies. Non-U.S. equities also climbed, returning 12.10%, as measured by the MSCI EAFE Index. They were aided by the signing of a phase-one U.S.-China trade agreement and by easing concerns about Brexit after Boris Johnson’s victory in the U.K. general election.

The fund’s relative performance over the 12 months was positive. During the first quarter of 2019, U.S. equities rallied to their largest quarterly advance since 2009, buoyed by a dovish shift in Fed policy and guidance, optimism over a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. By the summer, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union unsettled markets and raised concerns about potential risks to U.S. economic growth from increasing cost pressures, supply-chain disruptions, and waning business confidence and investment plans.

In the third quarter, U.S. equities continued to rise, and the U.S. economy remained resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues, and expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in August and September by a combined half percentage point in an effort to sustain economic expansion and mitigate the risks of trade frictions and moderating growth.

U.S. equities surged again in the fourth quarter, benefiting from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered rates for the final time in 2019, by a quarter percentage point. Trade tensions eased in December after the U.S. and China reached agreement.

For 2020, we anticipate volatility around near-term events (such as U.S.-China trade relations, the U.S. elections, and geopolitical risks) and remain mindful of the longer-term risks, including the potential impact of the coronavirus. We feel good about the companies we own and their ability to perform well regardless of the macroeconomic environment.

We are pleased with the fund’s performance and its consistency with our expectations in the current environment, but we remind ourselves that this is a long game. The storyline of consistent dividend

3

growth is a time-tested winner, and we intend to write many good chapters in the years ahead.

The fund’s successes

Stock selection in health care, information technology, consumer staples, and materials were the largest contributors for the fiscal year.

Sector allocation, a residual of our bottom-up stock selection process, detracted from performance. This was partly offset by our lack of exposure to communication services and our underweight allocation to industrials.

Among the top absolute contributors were Microsoft (information technology), American Tower (real estate), and Danaher (health care).

Microsoft, a worldwide provider of software services and solutions, gained on strong earnings and rapid growth in its cloud-computing business, Azure.

American Tower, a leading independent owner, operator, and developer of multitenant communications real estate, traded higher on strong earnings over the last three quarters. In 2019, the company announced its plan to acquire Eaton Towers in a push to take advantage of accelerating mobile phone usage and the rollout of 4G technology in Africa. By the start of 2020, the deal with Eaton was complete. And in September 2019, AT&T signed a new master lease agreement with American Tower, pushing shares up another 3%.

Danaher, a provider of medical equipment, climbed early in the fiscal year on its announcement of a deal to acquire General Electric’s biopharma unit, putting Danaher at the forefront of biotechnology equipment makers. Strong earnings and the announced split-off of dental business Envista further benefited Danaher stock.

On a run-rate basis, the fund is expected to produce asset-weighted dividend growth of 18.3% for calendar year 2020. Our run-rate calculation is a rough estimate of potential dividend growth: It takes a company’s current declared dividend rate, annualizes it, and compares it with the previous calendar year’s actual dividend rate. This calculation does not accurately reflect dividend increases that may be announced later in the year, nor does it take into account the dollar amounts of the increases. Therefore, companies in the early stages of dividend growth tend to show large percentage increases even if their absolute cash dividend is small. The run-rate calculation also is not an accurate reflection of growth in the fund’s dividend payments to shareholders. Despite these shortcomings, we view this estimate as a reasonable report card.

A holding with a recent notable dividend run-rate increase is American Tower. On a run-rate basis, the company increased its dividend by 11.9%.

4

The fund’s shortfalls

From a security selection perspective, holdings in energy and industrials hurt the fund’s relative returns the most.

Our lack of exposure to utilities and an underweight allocation to information technology also weighed on relative results.

Our largest absolute detractors included 3M (industrials), Exxon Mobil (energy), and Deere & Co. (industrials).

Industrial machinery company 3M declined after it announced disappointing first-quarter results that missed analyst estimates while lowering full-year earnings guidance. Operating income fell that quarter across all five of its business units. Later in 2019, 3M cut its outlook for organic sales growth in China to the mid-single digits.

U.S.-based oil and gas company Exxon Mobil faced pressure from production declines and low natural-gas prices. The company’s refining business had its worst first-quarter performance in almost 20 years, as large stockpiles of gasoline squeezed margins and machinery repairs slowed output. Shale operations in the Permian Basin also posed challenges because of higher drilling costs from efforts to maintain output in the face of slowing growth and a drop-off in well production.

Deere & Co., a more recent addition to the portfolio, manufactures and distributes equipment used in agriculture, construction, forestry, and turf care. Global population growth along with a rising middle class means that demand for food will increase. Deere has a strong competitive moat driven by an extensive dealer network, best-in-class innovation, and brand. We view the company’s management team as strong and disciplined with capital allocation. Deere has good dividend growth prospects and has historically done well-timed stock buybacks and mergers and acquisitions. The stock has been volatile over trade headlines and detracted modestly from performance as a result.

Although we would prefer that all stocks in the fund perform well at all times, some will inevitably lag at one point or another. We assess a stock’s contribution to the fund over a longer period, with a consistent focus on dividend action.

The fund’s positioning and investment strategy

Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We seek to achieve this by carefully building the fund one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry and sector weightings are a result of this process. At the end of the fiscal year, the fund had significant absolute weights in industrials, health care, and consumer staples but had less exposure (below 5% of assets) to energy, materials, and real estate. We held no stocks in communication services or utilities.

5

Working on behalf of the fund’s shareholders, we are continuously trying to balance the virtue of rigid adherence to a focused approach to investment with the need to adjust and protect when necessary. We have high confidence in our investment approach and conviction that patience and careful stock-picking will deliver in the long term.

Donald J. Kilbride

Senior Managing Director and

Equity Portfolio Manager

Wellington Management Company LLP

February 12, 2020

6

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•    Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

7

Six Months Ended January 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	7/31/2019	1/31/2020	Period
Based on Actual Fund Return	$1,000.00	$1,065.06	$1.46
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.79	1.43

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

8

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2010, Through January 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns Periods Ended January 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Dividend Growth Fund	23.33%	12.21%	13.42%	$35,216
NASDAQ US Dividend Achievers Select Index	22.73	12.20	13.04	34,066
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.37	11.79	13.80	36,436

See Financial Highlights for dividend and capital gains information.

9

Dividend Growth Fund

Sector Diversification

As of January 31, 2020

Consumer Discretionary	13.1%
Consumer Staples	15.8
Energy	1.3
Financials	12.5
Health Care	19.5
Industrials	19.9
Information Technology	9.7
Materials	4.0
Real Estate	4.2

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

10

Dividend Growth Fund

Financial Statements

Statement of Net Assets

As of January 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (96.7%)
Consumer Discretionary (12.7%)
McDonald’s Corp.	7,635,830	1,633,839
TJX Cos. Inc.	21,816,719	1,288,059
NIKE Inc.	13,046,236	1,256,352
Home Depot Inc.	3,549,162	809,564
VF Corp.	5,811,401	482,172
		5,469,986
Consumer Staples (15.2%)
Coca-Cola Co.	28,057,241	1,638,543
Colgate-Palmolive Co.	15,740,100	1,161,305
PepsiCo Inc.	7,531,863	1,069,675
Procter & Gamble Co.	8,315,370	1,036,261
Diageo plc	22,778,561	900,746
Costco Wholesale Corp.	2,469,952	754,620
		6,561,150
Energy (1.2%)
Exxon Mobil Corp.	8,451,882	525,031

Financials (12.1%)
Chubb Ltd.	7,719,916	1,173,350
American Express Co.	8,657,533	1,124,354
Marsh & McLennan Cos. Inc.	9,983,186	1,116,719
PNC Financial Services Group Inc.	6,453,389	958,651
BlackRock Inc.	1,598,308	842,868
		5,215,942
Health Care (18.9%)
Medtronic plc	13,744,037	1,586,612
Johnson & Johnson	10,050,853	1,496,270
UnitedHealth Group Inc.	5,225,371	1,423,652
Baxter International Inc.	11,606,823	1,035,561
Merck & Co. Inc.	11,936,764	1,019,877
Danaher Corp.	6,238,387	1,003,569
Amgen Inc.	2,567,955	554,807
		8,120,348
Industrials (19.3%)
Union Pacific Corp.	6,705,944	1,203,180
General Dynamics Corp.	5,964,995	1,046,499
Canadian National Railway Co.	10,168,515	950,234
United Technologies Corp.	5,923,835	889,760
Lockheed Martin Corp.	2,075,511	888,568
Honeywell International Inc.	4,838,514	838,127
Northrop Grumman Corp.	1,918,161	718,486
United Parcel Service Inc.	6,743,716	698,110
Deere & Co.	3,669,622	581,929
3M Co.	3,017,472	478,752
		8,293,645
Information Technology (9.3%)
Microsoft Corp.	8,007,887	1,363,183
Visa Inc.	5,209,541	1,036,542
Accenture plc Class A	4,714,961	967,557
Automatic Data Processing Inc.	3,803,041	651,803
		4,019,085
Materials (3.9%)
Linde plc	4,188,058	850,720
Ecolab Inc.	4,137,915	811,487
		1,662,207
Real Estate (4.1%)
Public Storage	4,052,282	906,739
American Tower Corp.	3,609,392	836,440
		1,743,179
Total Common Stocks (Cost $25,026,044)		41,610,573
Temporary Cash Investments (3.2%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.730%	249	25

11

Dividend Growth Fund

	Face	Market
	Amount	Value•
	($000)	($000)
Repurchase Agreements (2.7%)
Credit Agricole Securities (USA) Inc. 1.570%,2/3/20 (Dated 1/31/20,Repurchase Value $311,441,000,collateralized by U.S. Treasury Note/Bond, 0.125%, 4/15/21, with a value of $317,628,000)	311,400	311,400
Natixis SA 1.570%, 2/3/20 (Dated 1/31/20,Repurchase Value $266,635,000,collateralized by U.S.Treasury Note/Bond,0.375%–2.875%,8/31/21–8/15/28, with a value of $271,932,000)	266,600	266,600
RBS Securities, Inc 1.570%, 2/3/20 (Dated 1/31/20, Repurchase Value $438,557,000,collateralized by U.S.Treasury Note/Bond,0.500%–2.875%,4/30/23–8/15/28, with a value of $447,270,000)	438,500	438,500
Societe Generale 1.560%, 2/3/20 (Dated 1/31/20, Repurchase Value $140,918,000, collateralized by Federal Home Loan Bank 1.801%, 8/25/22, Federal National Mortgage Assn. 2.377%–4.500%, 2/1/25–1/1/50, Government National Mortgage Assn. 3.000%–6.000%, 4/20/37–8/15/60, and U.S Treasury Note/Bond 2.375%–4.750%, 3/15/22–2/15/37, with a value of $143,718,000)	140,900	140,900
		1,157,400

U.S. Government and Agency Obligations (0.5%)
United States Treasury Bill, 1.482%, 2/11/20	71,990	71,967
United States Treasury Bill, 1.503%, 3/5/20	71,950	71,855
United States Treasury Bill, 1.523%, 4/16/20	72,190	71,965
		215,787
Total Temporary Cash Investments (Cost $1,373,198)		1,373,212
Total Investments (99.9%) (Cost $26,399,242)		42,983,785

		Amount
		($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard		1,843
Receivables for Accrued Income		42,831
Receivable for Capital Shares Issued		45,286
Other Assets		724
Total Other Assets		90,684
Liabilities
Payables to Investment Advisor		(14,902)
Payables for Capital Shares Redeemed		(19,511)
Payables to Vanguard		(15,797)
Other Liabilities		(1)
Total Liabilities		(50,211)
Net Assets (100%)
Applicable to 1,404,427,949 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		43,024,258
Net Asset Value Per Share		$30.63

At January 31, 2020, net assets consisted of:
	Amount
	($000)
Paid-in Capital	26,416,555
Total Distributable Earnings (Loss)	16,607,703
Net Assets	43,024,258

•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Dividend Growth Fund

Statement of Operations

Year Ended
January 31, 2020
($000)
Investment Income
Income
Dividends[1]	766,172
Interest[2]	21,855
Securities Lending—Net	1,335
Total Income	789,362
Expenses
Investment Advisory Fees—Note B
Basic Fee	49,265
Performance Adjustment	(776)
The Vanguard Group—Note C
Management and Administrative	48,979
Marketing and Distribution	3,256
Custodian Fees	181
Auditing Fees	32
Shareholders’ Reports	270
Trustees’ Fees and Expenses	41
Total Expenses	101,248
Net Investment Income	688,114
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,369,978
Foreign Currencies	34
Realized Net Gain (Loss)	1,370,012
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	5,633,890
Foreign Currencies	63
Change in Unrealized Appreciation (Depreciation)	5,633,953
Net Increase (Decrease) in Net Assets Resulting from Operations	7,692,079

1	Dividends are net of foreign withholding taxes of $2,216,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $0, $2,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Growth Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	688,114	638,534
Realized Net Gain (Loss)	1,370,012	1,591,286
Change in Unrealized Appreciation (Depreciation)	5,633,953	(1,763,280)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,692,079	466,540
Distributions
Net Investment Income	(676,259)	(636,946)
Realized Capital Gain[1]	(1,204,097)	(1,976,148)
Total Distributions	(1,880,356)	(2,613,094)
Capital Share Transactions
Issued	6,730,003	2,220,531
Issued in Lieu of Cash Distributions	1,669,017	2,343,898
Redeemed	(4,042,052)	(4,268,724)
Net Increase (Decrease) from Capital Share Transactions	4,356,968	295,705
Total Increase (Decrease)	10,168,691	(1,850,849)
Net Assets
Beginning of Period	32,855,567	34,706,416
End of Period	43,024,258	32,855,567

1	Includes fiscal 2020 and 2019 short-term gain distributions totaling $172,127,000 and $224,792,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$26.03	$27.85	$23.72	$21.78	$22.47
Investment Operations
Net Investment Income	.536[1]	.520[1]	.514[1]	.446	.442
Net Realized and Unrealized Gain (Loss) on Investments	5.499	(.178)	4.985	2.165	.145
Total from Investment Operations	6.035	.342	5.499	2.611	.587
Distributions
Dividends from Net Investment Income	(.525)	(.526)	(.509)	(.450)	(.432)
Distributions from Realized Capital Gains	(.910)	(1.636)	(.860)	(.221)	(.845)
Total Distributions	(1.435)	(2.162)	(1.369)	(.671)	(1.277)
Net Asset Value, End of Period	$30.63	$26.03	$27.85	$23.72	$21.78

Total Return[2]	23.33%	1.63%	23.65%	12.06%	2.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$43,024	$32,856	$34,706	$30,633	$25,632
Ratio of Total Expenses to Average Net Assets[3]	0.27%	0.22%	0.26%	0.30%	0.33%
Ratio of Net Investment Income to Average Net Assets	1.82%	1.93%	2.00%	1.93%	1.95%
Portfolio Turnover Rate	17%	23%	15%	27%	26%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.05%), (0.01%), 0.03%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

16

Dividend Growth Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2017–2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2020, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

17

Dividend Growth Fund

B.  Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the NASDAQ US Dividend Achievers Select Index for the preceding three years. For the year ended January 31, 2020, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets before a decrease of $776,000 (0.00%) based on performance.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $1,843,000, representing less than 0.01% of the fund’s net assets and 0.74% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	40,709,827	900,746	—
Temporary Cash Investments	25	1,373,187	—
Total	40,709,852	2,273,933	—

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period

18

Dividend Growth Fund

end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	52,609
Total Distributable Earnings (Loss)	(52,609)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	35,908
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	16,584,575

As of January 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	26,399,242
Gross Unrealized Appreciation	16,923,868
Gross Unrealized Depreciation	(339,325)
Net Unrealized Appreciation (Depreciation)	16,584,543

F.  During the year ended January 31, 2020, the fund purchased $8,629,902,000 of investment securities and sold $6,094,066,000 of investment securities, other than temporary cash investments.

G.  Capital shares issued and redeemed were:

	Year Ended January 31,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	224,130	83,188
Issued in Lieu of Cash Distributions	55,515	93,281
Redeemed	(137,538)	(160,223)
Net Increase (Decrease) in Shares Outstanding	142,107	16,246

H.  Management has determined that no events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Dividend Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Dividend Growth Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2020, the related statement of operations for the year ended January 31, 2020, the statement of changes in net assets for each of the two years in the period ended January 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2020 and the financial highlights for each of the five years in the period ended January 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 16, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

20

Special 2019 tax information (unaudited) for Vanguard Dividend Growth Fund

This information for the fiscal year ended January 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,078,810,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $706,554,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 70.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

21

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Dividend Growth Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The board also noted that the portfolio manager of the fund has nearly three decades of industry experience. Wellington Management seeks to invest in companies with a history of paying a stable or growing dividend and the ability to continue increasing their dividend over the long term. Utilizing fundamental research, Wellington Management focuses on a company’s ability to create value and the ability and willingness to distribute that value to shareholders in a sustainable manner. Valuation is also an important input to the investment process, as the advisor seeks to purchase these businesses when short-term dislocations have made the share price attractive. Wellington Management has advised the fund since its inception in 1992.

The board concluded that Wellington Management’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

22

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

23

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q570 032020

Annual Report | January 31, 2020 Vanguard Dividend Appreciation Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

About Your Fund’s Expenses	3

Performance Summary	5

Financial Statements	8

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

These are challenging times. The markets plummet one day and bounce back the next as investors process the uncertainty surrounding the coronavirus outbreak.

At Vanguard, we tell investors to “stay the course” in good times and bad. This means focusing on your investment goals, keeping a long-term perspective, being balanced across and diversified within asset classes, and limiting cost.

Vanguard investors have proven time and again that they know how to stay calm in a market downturn—an attribute that has served them well. But for those who are weathering their first bout of market volatility or could just use a friendly reminder, let me offer three points.

First, we stand by our counsel—“stay the course.”

Don’t be tempted to time the markets. It’s a losing strategy. An investment plan established during calmer times should not be abandoned in the midst of a market downturn. Although having exposure to different asset classes does not eliminate the risk of loss, we believe investors should let the potential benefits of diversification play out.

Second, whether you’re new to investing or a seasoned financial advisor, don’t feel that you need to go it alone. Our mission is to help you succeed, so reach out if we can be of help.

Our websites are constantly refreshed with our latest thinking on the markets and economy. And our experts offer practical advice on how to put this perspective to work in your portfolios.

And, finally, thank you.

Thank you for entrusting us with your financial success. It’s a tremendous responsibility that we take very seriously. No matter the market conditions, we look forward to partnering with you and helping you reach your investment goals.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

March 3, 2020

1

Your Fund’s Performance at a Glance

•   For the 12 months ended January 31, 2020, Vanguard Dividend Appreciation Index Fund returned 22.68% for ETF Shares and 22.65% for Admiral Shares.

•   The fund’s results closely tracked the performance of its benchmark, the NASDAQ US Dividend Achievers Select Index, which consists of the stocks of companies that have a record of increasing dividends over time.

•   Dividend-paying stocks outpaced the broad U.S. stock market for the fiscal year amid continuing concerns about slowing global economic growth, trade disputes, and geopolitical tensions.

•   Large-capitalization stocks outperformed small- and mid-caps, and growth stocks beat their value counterparts.

•   Eight of the fund’s nine industry sectors recorded positive results. Technology performed best, followed by utilities and financials. Telecommunications was the sole detractor.

Market Barometer

	Average Annual Total Returns
	Periods Ended January 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.39%	14.33%	12.13%
Russell 2000 Index (Small-caps)	9.21	7.28	8.23
Russell 3000 Index (Broad U.S. market)	20.53	13.82	11.85
FTSE All-World ex US Index (International)	10.28	7.74	5.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	9.64%	4.62%	3.01%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.65	5.12	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.18	1.68	1.07

CPI
Consumer Price Index	2.49%	2.04%	2.00%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended January 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	7/31/2019	1/31/2020	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$1,141.07	$0.32
Admiral™ Shares	1,000.00	1,140.86	0.43
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.90	$0.31
Admiral Shares	1,000.00	1,024.80	0.41

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.06% for ETF Shares and 0.08% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

4

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2010, Through January 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Dividend Appreciation Index Fund ETF Shares Net Asset Value	22.68%	12.13%	12.95%	$33,805
Dividend Appreciation Index Fund ETF Shares Market Price	22.57	12.13	12.96	33,818
NASDAQ US Dividend Achievers Select Index	22.73	12.20	13.04	34,066
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.37	11.79	13.80	33,818

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(12/19/2013)	Investment
Dividend Appreciation Index Fund Admiral Shares	22.65%	12.13%	11.30%	$19,245
NASDAQ US Dividend Achievers Select Index	22.73	12.20	11.36	19,319
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.37	11.79	11.57	19,543

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

5

Dividend Appreciation Index Fund

Cumulative Returns of ETF Shares: January 31, 2010, Through January 31, 2020

	One	Five	Ten
	Year	Years	Years
Dividend Appreciation Index Fund ETF Shares Market Price	22.57%	77.26%	238.18%
Dividend Appreciation Index Fund ETF Shares Net Asset Value	22.68	77.29	238.05
NASDAQ US Dividend Achievers Select Index	22.73	77.79	240.66

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

6

Dividend Appreciation Index Fund

Sector Diversification

As of January 31, 2020

Basic Materials	3.6%
Consumer Goods	10.7
Consumer Services	19.6
Financials	11.6
Health Care	12.2
Industrials	26.4
Technology	9.5
Telecommunications	0.1
Utilities	6.3

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

7

Dividend Appreciation Index Fund

Financial Statements

Statement of Net Assets

As of January 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (99.6%)[1]
Basic Materials (3.6%)
Ecolab Inc.	2,560,501	502,140
Air Products & Chemicals Inc.	1,946,790	464,718
PPG Industries Inc.	2,091,414	250,635
Nucor Corp.	2,705,727	128,495
International Flavors &Fragrances Inc.	945,462	123,960
RPM International Inc.	1,167,537	83,327
Albemarle Corp.	937,867	75,292
Westlake Chemical Corp.	1,139,382	69,730
Royal Gold Inc.	581,064	67,008
Balchem Corp.	286,150	30,910
Quaker Chemical Corp.	157,160	26,092
Sensient Technologies Corp.	375,093	22,412
HB Fuller Co.	451,145	20,847
Stepan Co.	199,767	19,707
Hawkins Inc.	94,452	3,946
		1,889,219
Consumer Goods (10.6%)
Procter & Gamble Co.	18,128,357	2,259,156
NIKE Inc.	11,158,995	1,074,611
Colgate-Palmolive Co.	7,635,460	563,344
VF Corp.	3,506,986	290,975
Hormel Foods Corp.	4,742,424	224,127
Brown-Forman Corp.	2,733,059	184,864
Clorox Co.	1,137,558	178,949
McCormick & Co. Inc.	1,088,180	177,776
Church & Dwight Co. Inc.	2,183,544	162,063
Genuine Parts Co.	1,292,862	120,973
Hasbro Inc.	1,115,018	113,587
Columbia Sportswear Co.	604,964	56,818
Polaris Inc.	540,696	49,658
Lancaster Colony Corp.	244,037	37,740
J&J Snack Foods Corp.	166,591	27,627
Nu Skin Enterprises Inc.	490,907	15,999
^ Tootsie Roll Industries Inc.	352,541	12,025
Andersons Inc.	288,468	6,525
		5,556,817
Consumer Services (19.6%)
Walmart Inc.	18,048,015	2,066,317
Comcast Corp.	40,038,958	1,729,283
McDonald’s Corp.	6,784,531	1,451,686
Costco Wholesale Corp.	3,904,660	1,192,952
Lowe’s Cos. Inc.	7,118,170	827,416
TJX Cos. Inc.	10,972,627	647,824
Walgreens Boots Alliance Inc.	8,362,581	425,237
Sysco Corp.	4,551,506	373,861
Ross Stores Inc.	3,284,943	368,538
McKesson Corp.	1,701,268	242,618
Kroger Co.	7,079,002	190,142
AmerisourceBergen Corp. Class A	1,870,439	160,035
Tiffany & Co.	1,080,224	144,772
Rollins Inc.	2,902,352	110,144
FactSet Research Systems Inc.	337,263	96,494
Casey’s General Stores Inc.	324,731	52,236
Aaron’s Inc.	595,889	35,372
Cracker Barrel Old Country Store Inc.	213,232	32,609
Hillenbrand Inc.	661,500	19,203
John Wiley & Sons Inc.	426,888	18,621
Monro Inc.	293,688	18,414
Matthews International Corp.	282,315	10,536
		10,214,310
Financials (11.6%)
Visa Inc.	11,787,143	2,345,288
S&P Global Inc.	2,204,402	647,499
Chubb Ltd.	4,063,638	617,632
Aflac Inc.	6,651,588	343,022

8

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Travelers Cos. Inc.	2,335,116	307,348
T. Rowe Price Group Inc.	2,094,967	279,741
Cincinnati Financial Corp.	1,443,670	151,513
WR Berkley Corp.	1,620,890	119,184
Franklin Resources Inc.	4,512,957	114,178
Brown & Brown Inc.	2,477,344	111,233
Globe Life Inc.	987,589	102,966
SEI Investments Co.	1,363,003	88,950
American Financial Group Inc.	792,069	86,169
Assurant Inc.	547,196	71,442
RenaissanceRe Holdings Ltd.	374,408	70,928
Commerce Bancshares Inc.	1,032,812	69,880
Erie Indemnity Co.	409,687	68,213
Cullen/Frost Bankers Inc.	562,295	50,134
Hanover Insurance Group Inc.	359,876	49,872
Axis Capital Holdings Ltd.	741,650	47,651
BOK Financial Corp.	577,569	45,570
Prosperity Bancshares Inc.	619,376	43,480
RLI Corp.	394,860	36,726
Community Bank System Inc.	453,796	30,073
UMB Financial Corp.	442,378	29,401
Evercore Inc.	363,596	27,859
American Equity Investment Life Holding Co.	802,094	21,183
BancFirst Corp.	289,452	16,730
Westamerica Bancorporation	238,416	15,106
Tompkins Financial Corp.	135,475	11,663
1st Source Corp.	229,102	10,811
Bank of Marin Bancorp	123,789	5,454
		6,036,899
Health Care (12.1%)
Johnson & Johnson	13,075,327	1,946,524
Medtronic plc	11,905,928	1,374,420
Abbott Laboratories	15,570,698	1,356,831
Stryker Corp.	3,303,878	696,127
Becton Dickinson and Co.	2,385,567	656,460
West Pharmaceutical Services Inc.	658,010	102,617
Perrigo Co. plc	1,205,011	68,734
Chemed Corp.	141,693	66,176
Ensign Group Inc.	467,226	21,119
Healthcare Services Group Inc.	654,583	16,757
Atrion Corp.	16,316	11,734
National HealthCare Corp.	135,271	11,352
		6,328,851
Industrials (26.4%)
Accenture plc Class A	5,650,979	1,159,637
Union Pacific Corp.	6,408,006	1,149,724
United Technologies Corp.	7,639,690	1,147,481
Lockheed Martin Corp.	2,505,048	1,072,461
3M Co.	5,104,469	809,875
Caterpillar Inc.	5,101,880	670,132
Automatic Data Processing Inc.	3,862,725	662,032
Northrop Grumman Corp.	1,504,721	563,623
Raytheon Co.	2,502,047	552,802
CSX Corp.	7,229,442	551,896
Illinois Tool Works Inc.	2,908,317	508,897
Sherwin-Williams Co.	821,878	457,778
Waste Management Inc.	3,755,274	457,017
General Dynamics Corp.	2,555,078	448,263
Roper Technologies Inc.	918,420	350,524
FedEx Corp.	2,313,478	334,622
Republic Services Inc.	2,850,879	270,976
Cintas Corp.	926,989	258,602
Stanley Black & Decker Inc.	1,342,370	213,880
Fastenal Co.	5,077,297	177,096
WW Grainger Inc.	493,332	149,317
Dover Corp.	1,286,382	146,455
Broadridge Financial Solutions Inc.	1,025,002	122,129
Expeditors International of Washington Inc.	1,524,290	111,334
JB Hunt Transport Services Inc.	964,826	104,134
Jack Henry &Associates Inc.	683,466	102,206
CH Robinson Worldwide Inc.	1,213,582	87,645
Nordson Corp.	510,823	86,258
Carlisle Cos. Inc.	507,995	79,364
Graco Inc.	1,465,211	77,876
Toro Co.	941,092	75,306
Hubbell Inc.	484,137	69,343
AptarGroup Inc.	558,127	64,469
Robert Half International Inc.	1,055,970	61,426
Donaldson Co. Inc.	1,133,699	58,782
HEICO Corp.	473,387	57,957

9

Dividend Appreciation Index Fund

			Market
			Value•
		Shares	($000)
	AO Smith Corp.	1,257,449	53,681
	ITT Inc.	775,093	51,993
	Sonoco Products Co.	886,044	50,629
	Lincoln Electric Holdings Inc.	560,538	49,989
	MSA Safety Inc.	341,847	46,354
	Silgan Holdings Inc.	979,674	30,233
	Regal Beloit Corp.	379,289	29,759
	MSC Industrial Direct Co. Inc. Class A	400,146	27,238
	Brady Corp. Class A	435,696	24,125
	Franklin Electric Co. Inc.	410,215	23,665
	ABM Industries Inc.	587,314	22,400
	McGrath RentCorp	214,671	16,598
	Badger Meter Inc.	258,307	15,256
	Tennant Co.	160,546	12,397
	Lindsay Corp.	95,703	9,573
	Gorman-Rupp Co.	231,449	8,543
	Cass Information Systems Inc.	130,764	7,064
			13,750,816
Technology (9.4%)
	Microsoft Corp.	15,948,147	2,714,853
	Texas Instruments Inc.	8,319,529	1,003,751
	L3Harris Technologies Inc.	1,965,167	434,951
	Analog Devices Inc.	3,264,810	358,313
	Microchip Technology Inc.	2,100,153	204,723
	Xilinx Inc.	2,246,084	189,749
			4,906,340
Telecommunications (0.0%)
	Telephone & Data Systems Inc.	944,243	21,416

Utilities (6.3%)
	NextEra Energy Inc.	4,238,704	1,136,820
	Xcel Energy Inc.	4,558,056	315,372
	WEC Energy Group Inc.	2,798,232	279,515
	Eversource Energy	2,811,128	259,861
	American Water Works Co. Inc.	1,601,302	218,097
	CMS Energy Corp.	2,509,164	171,903
	Evergy Inc.	2,017,798	145,604
	Alliant Energy Corp.	2,102,441	124,801
	Atmos Energy Corp.	1,035,287	121,160
	Aqua America Inc.	1,579,743	82,052
	UGI Corp.	1,851,668	77,011
	Portland General Electric Co.	787,296	48,419
	Black Hills Corp.	532,025	44,174
	Spire Inc.	450,031	37,947
	Southwest Gas Holdings Inc.	470,427	35,522
	New Jersey Resources Corp.	786,135	32,483
	American States Water Co.	326,254	28,893
	MGE Energy Inc.	307,516	24,580
	California Water Service Group	426,295	22,406
	Northwest Natural Holding Co.	255,557	18,753
	SJW Group	252,205	18,499
	Chesapeake Utilities Corp.	145,304	13,980
	Middlesex Water Co.	145,672	9,506
			3,267,358
Total Common Stocks (Cost $37,180,307)			51,972,026
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
2,3	Vanguard Market Liquidity Fund, 1.730%	1,451,304	145,159

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
	United States Treasury Bill, 1.531%, 2/13/20	200	200
4	United States Treasury Bill, 1.872%, 2/20/20	2,700	2,698
4	United States Treasury Bill, 1.543%, 4/16/20	555	553
4	United States Treasury Bill, 1.541%, 4/30/20	2,800	2,790
			6,241
Total Temporary Cash Investments (Cost $151,384)			151,400
Total Investments (99.9%) (Cost $37,331,691)			52,123,426

10

Dividend Appreciation Index Fund

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	2,286
Receivables for Accrued Income	59,512
Receivables for Capital Shares Issued	14,428
Unrealized Appreciation—OTC Swap Contracts	2,977
Total Other Assets	79,203
Liabilities
Payables for Investment Securities Purchased	(243)
Collateral for Securities on Loan	(7,595)
Payables for Capital Shares Redeemed	(10,190)
Payables to Vanguard	(6,845)
Variation Margin Payable—Futures Contracts	(2,907)
Other Liabilities	(3,196)
Total Liabilities	(30,976)
Net Assets (100%)	52,171,653

At January 31, 2020, net assets consisted of:

Amount
($000)
Paid-in Capital	38,058,526
Total Distributable Earnings (Loss)	14,113,127
Net Assets	52,171,653

ETF Shares—Net Assets
Applicable to 336,700,044 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	42,216,748
Net Asset Value Per Share—ETF Shares	$125.38

Admiral Shares—Net Assets
Applicable to 292,568,109 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,954,905
Net Asset Value Per Share—Admiral Shares	$34.03

•	See Note A in Notes to Financial Statements.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,402,000.

1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and swap contracts. After giving effect to futures and swap investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3	Collateral of $7,595,000 was received for securities on loan.

4	Securities with a value of $5,908,000 have been segregated as initial margin for open futures contracts.

OTC—Over-the-Counter.

11

Dividend Appreciation Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini S&P 500 Index	March 2020	885		142,662	1,429

Over-the-Counter Total Return Swaps

				Floating
				Interest
				Rate		Value and	Value and
			Notional	Received		Unrealized	Unrealized
	Termination		Amount	(Paid	)[1]	Appreciation	(Depreciation	)
Reference Entity	Date	Counterparty	($000)	(%	)	($000)	($000)
Visa Inc.	9/2/20	BOANA	51,673	(1.663)		2,977	—

1 Payment received/paid monthly.

BOANA—Bank of America NA.

At January 31, 2020, a counterparty had deposited in a segregated account cash of $5,520,000 in connection with open over-the-counter swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Dividend Appreciation Index Fund

Statement of Operations

Year Ended
January 31, 2020
($000)
Investment Income
Income
Dividends	893,204
Interest[1]	1,814
Securities Lending—Net	135
Total Income	895,153
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,563
Management and Administrative—Investor Shares	614
Management and Administrative—ETF Shares	16,751
Management and Administrative—Admiral Shares	5,448
Marketing and Distribution—Investor Shares	54
Marketing and Distribution—ETF Shares	1,582
Marketing and Distribution—Admiral Shares	491
Custodian Fees	196
Auditing Fees	35
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—ETF Shares	670
Shareholders’ Reports—Admiral Shares	72
Trustees’ Fees and Expenses	21
Total Expenses	29,498
Net Investment Income	865,655
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	1,494,465
Futures Contracts	17,292
Swap Contracts	2,663
Realized Net Gain (Loss)	1,514,420
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	6,737,615
Futures Contracts	(1,249)
Swap Contracts	2,977
Change in Unrealized Appreciation (Depreciation)	6,739,343
Net Increase (Decrease) in Net Assets Resulting from Operations	9,119,418

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,674,000, $19,000, and $10,000, respectively. Purchases and sales are for temporary cash investment purposes.

2	Includes $1,901,221,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	865,655	722,090
Realized Net Gain (Loss)	1,514,420	1,435,854
Change in Unrealized Appreciation (Depreciation)	6,739,343	(2,493,926)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,119,418	(335,982)
Distributions
Net Investment Income
Investor Shares	(8,596)	(20,522)
ETF Shares	(677,362)	(567,443)
Admiral Shares	(151,843)	(121,610)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(837,801)	(709,575)
Capital Share Transactions
Investor Shares	(1,174,095)	(71,388)
ETF Shares	4,581,785	3,095,084
Admiral Shares	1,720,389	909,308
Net Increase (Decrease) from Capital Share Transactions	5,128,079	3,933,004
Total Increase (Decrease)	13,409,696	2,887,447
Net Assets
Beginning of Period	38,761,957	35,874,510
End of Period	52,171,653	38,761,957

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares

	Feb. 1,
	2019, to
For a Share Outstanding	Nov. 7,	Year Ended January 31,
Throughout Each Period	2019[1]	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$41.65	$42.85	$34.67	$30.40	$31.37
Investment Operations
Net Investment Income	.659 [2]	.803 [2]	.756 [2]	.694	.670
Net Realized and Unrealized Gain (Loss) on Investments	6.446	(1.219)	8.165	4.275	(.947)
Total from Investment Operations	7.105	(.416)	8.921	4.969	(.277)
Distributions
Dividends from Net Investment Income	(.585)	(.784)	(.741)	(.699)	(.693)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.585)	(.784)	(.741)	(.699)	(.693)
Net Asset Value, End of Period	$48.17[1]	$41.65	$42.85	$34.67	$30.40

Total Return[3]	17.15%	-0.94%	26.02%	16.46%	-0.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	—	$1,038	$1,144	$994	$875
Ratio of Total Expenses to Average Net Assets	0.14%[4]	0.14%	0.15%	0.17%	0.19%
Ratio of Net Investment Income to Average Net Assets	1.93%[4]	1.93%	1.99%	2.11%	2.11%
Portfolio Turnover Rate[5]	14%[6]	16%	14%	19%	22%

1	Net asset value as of November 7, 2019, on which date the remaining Investor Shares were converted to Admiral Shares.

2	Calculated based on average shares outstanding.

3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4	Annualized.

5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

6	Reflects the fund’s portfolio turnover for the fiscal year ended January 31, 2020.

See accompanying Notes, which are an integral part of the Financial Statements.

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Dividend Appreciation Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$104.09	$107.10	$86.66	$75.98	$78.42
Investment Operations
Net Investment Income	2.214 [1]	2.084 [1]	1.951[1]	1.810	1.759
Net Realized and Unrealized Gain (Loss) on Investments	21.210	(3.056)	20.408	10.696	(2.380)
Total from Investment Operations	23.424	(.972)	22.359	12.506	(.621)
Distributions
Dividends from Net Investment Income	(2.134)	(2.038)	(1.919)	(1.826)	(1.819)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.134)	(2.038)	(1.919)	(1.826)	(1.819)
Net Asset Value, End of Period	$125.38	$104.09	$107.10	$86.66	$75.98

Total Return	22.68%	-0.87%	26.10%	16.59%	-0.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$42,217	$30,969	$28,717	$22,698	$18,771
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.08%	0.08%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.90%	2.01%	2.06%	2.20%	2.21%
Portfolio Turnover Rate[2]	14%	16%	14%	19%	22%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$28.25	$29.07	$23.52	$20.62	$21.28
Investment Operations
Net Investment Income	.594 [1]	.560 [1]	.528 [1]	.492	.478
Net Realized and Unrealized Gain (Loss) on Investments	5.757	(.830)	5.542	2.903	(.644)
Total from Investment Operations	6.351	(.270)	6.070	3.395	(.166)
Distributions
Dividends from Net Investment Income	(.571)	(.550)	(.520)	(.495)	(.494)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.571)	(.550)	(.520)	(.495)	(.494)
Net Asset Value, End of Period	$34.03	$28.25	$29.07	$23.52	$20.62

Total Return[2]	22.65%	-0.89%	26.11%	16.58%	-0.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,955	$6,755	$6,014	$4,294	$3,215
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.09%
Ratio of Net Investment Income to
Average Net Assets	1.87%	1.99%	2.06%	2.20%	2.21%
Portfolio Turnover Rate[3]	14%	16%	14%	19%	22%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Prior to November 7, 2019, the fund offered Investor Shares. Effective at the close of business on November 7, 2019, the remaining Investor Shares were converted to Admiral Shares.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

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Dividend Appreciation Index Fund

3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended January 31, 2020, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2017–2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

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Dividend Appreciation Index Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2020, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

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Dividend Appreciation Index Fund

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $2,286,000 representing less than 0.01% of the fund’s net assets and 0.91% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	51,972,026	—	—
Temporary Cash Investments	145,159	6,241	—
Futures Contracts—Liabilities[1]	(2,907)	—	—
Swap Contracts—Assets	—	2,977	—
Total	52,114,278	9,218	—

1 Represents variation margin on the last day of the reporting period.

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Dividend Appreciation Index Fund

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	1,901,221
Total Distributable Earnings (Loss)	(1,901,221)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts and swap agreements. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	75,189
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(748,618)
Net Unrealized Gains (Losses)	14,791,735

As of January 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	37,331,691
Gross Unrealized Appreciation	15,529,477
Gross Unrealized Depreciation	(737,742)
Net Unrealized Appreciation (Depreciation)	14,791,735

E.  During the year ended January 31, 2020, the fund purchased $16,881,120,000 of investment securities and sold $11,815,424,000 of investment securities, other than temporary cash investments. Purchases and sales include $9,066,634,000 and $5,311,600,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

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Dividend Appreciation Index Fund

F.  Capital share transactions for each class of shares were:

			Year Ended January 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	254,211	5,369	232,784	5,576
Issued in Lieu of Cash Distributions	7,936	179	18,724	455
Redeemed1	(1,436,242)	(30,460)	(322,896)	(7,807)
Net Increase (Decrease)—Investor Shares	(1,174,095)	(24,912)	(71,388)	(1,776)
ETF Shares
Issued	9,814,909	85,404	6,785,347	65,225
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(5,233,124)	(46,225)	(3,690,263)	(35,825)
Net Increase (Decrease)—ETF Shares	4,581,785	39,179	3,095,084	29,400
Admiral Shares
ssued1	3,452,025	108,647	1,912,970	68,066
Issued in Lieu of Cash Distributions	130,515	4,114	105,887	3,792
Redeemed	(1,862,151)	(59,339)	(1,109,549)	(39,609)
Net Increase (Decrease)—Admiral Shares	1,720,389	53,422	909,308	32,249

1	In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019. Investor Shares—Redeemed and Admiral Shares—Issued include 26,826,000 and 39,551,000 shares, respectively, in the amount of $1,130,304,000 from the conversion during the year ended January 31, 2020.

G.  Management has determined that no events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Dividend Appreciation Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Dividend Appreciation Index Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2020, the related statement of operations for the year ended January 31, 2020, the statement of changes in net assets for each of the two years in the period ended January 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 16, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

24

Special 2019 tax information (unaudited) for Vanguard Dividend Appreciation Index Fund

This information for the fiscal year ended January 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $837,801,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 96.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

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© 2020 The Vanguard Group, Inc.
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Vanguard Marketing Corporation, Distributor.

Q6020 032020

Annual Report | January 31, 2020 Vanguard Global ESG Select Stock Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

Advisor’s Report	3

About Your Fund’s Expenses	8

Performance Summary	10

Financial Statements	12

Trustees Approve Advisory Arrangement	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

These are challenging times. The markets plummet one day and bounce back the next as investors process the uncertainty surrounding the coronavirus outbreak.

At Vanguard, we tell investors to “stay the course” in good times and bad. This means focusing on your investment goals, keeping a long-term perspective, being balanced across and diversified within asset classes, and limiting cost.

Vanguard investors have proven time and again that they know how to stay calm in a market downturn—an attribute that has served them well. But for those who are weathering their first bout of market volatility or could just use a friendly reminder, let me offer three points.

First, we stand by our counsel—“stay the course.”

Don’t be tempted to time the markets. It’s a losing strategy. An investment plan established during calmer times should not be abandoned in the midst of a market downturn. Although having exposure to different asset classes does not eliminate the risk of loss, we believe investors should let the potential benefits of diversification play out.

Second, whether you’re new to investing or a seasoned financial advisor, don’t feel that you need to go it alone. Our mission is to help you succeed, so reach out if we can be of help.

Our websites are constantly refreshed with our latest thinking on the markets and economy. And our experts offer practical advice on how to put this perspective to work in your portfolios.

And, finally, thank you.

Thank you for entrusting us with your financial success. It’s a tremendous responsibility that we take very seriously. No matter the market conditions, we look forward to partnering with you and helping you reach your investment goals.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

March 3, 2020

1

Your Fund’s Performance at a Glance

•             Vanguard Global ESG Select Stock Fund returned 12.57% for Investor Shares and 12.64% for Admiral Shares for the fiscal year ended January 31, 2020.

•             Amid trade disputes, geopolitical tensions, and continuing concerns about slowing global economic growth, large-capitalization stocks outperformed small-and mid-caps and growth stocks outperformed their value counterparts for the period.

•             The fund, which launched on June 5, 2019, seeks to invest in global mid-and large-cap companies with high financial productivity and leading environmental, social, and governance (ESG) practices.

•             Relative to the benchmark, the fund was helped most by the advisor’s stock selection in the industrial sector. By region, the fund benefited most from its holdings in emerging markets, while stock selection in North America was the biggest detractor from performance versus the benchmark.

Market Barometer

	Average Annual Total Returns
	Periods Ended January 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.39%	14.33%	12.13%
Russell 2000 Index (Small-caps)	9.21	7.28	8.23
Russell 3000 Index (Broad U.S. market)	20.53	13.82	11.85
FTSE All-World ex US Index (International)	10.28	7.74	5.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	9.64%	4.62%	3.01%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.65	5.12	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.18	1.68	1.07

CPI
Consumer Price Index	2.49%	2.04%	2.00%

2

Advisor’s Report

Performance

From its June 5, 2019, inception through January 31, 2020, Vanguard Global ESG Select Stock Fund returned 12.57% for Investor Shares and 12.64% for Admiral Shares, in line with the 12.56% return of its benchmark, the FTSE All-World Index.

The investment environment

For the period from the fund’s inception through January 31, 2020, global equities rose 12.26% in U.S. dollars, as measured by the MSCI All Country World Index.

In the third quarter of 2019, Boris Johnson became prime minister of the United Kingdom after winning the Conservative Party leadership contest. U.K. opposition parties vowed to block Johnson’s bid for a general election, and Parliament passed legislation requiring him to request an extension to the Brexit process if he failed to secure an acceptable deal.

On the monetary front, the U.S. Federal Reserve cut interest rates in August, September, and October to extend the U.S. economic expansion amid slowing growth and trade uncertainty. The European Central Bank unveiled a sweeping, long-term economic stimulus package to bolster the euro zone economy against slowing growth and trade frictions, including an open-ended asset purchase program and more favorable bank-lending conditions.

In the fourth quarter, waning recession fears and forecasts for improving global growth in 2020 helped bolster risk sentiment, while geopolitics and trade disputes remained major drivers of market volatility. The U.S. canceled tariffs against China that were due to take effect in mid-December, and President Donald Trump subsequently announced that a phase-one trade agreement would be signed in January, providing significant relief to global markets. U.K. equities rose after the Conservative Party’s general election victory lifted the uncertainty about the country’s departure from the European Union (EU) and eliminated concerns about the Labour Party’s plans to nationalize large swaths of the U.K. economy.

Global equities declined in January 2020 as geopolitical tensions and the escalating coronavirus outbreak triggered a spike in volatility. The uncertain but potentially severe economic impacts of the outbreak rattled global markets, overshadowing investors’ optimism about the U.S.-China trade deal, which was signed January 15. The deal reduced tensions, though it left about $360 billion worth of tariffs in place and did not address difficult structural issues such as industrial subsidies. The U.K. exited the EU January 31, and the two sides face the difficult task of negotiating a new trade agreement during the 11-month transition.

3

Our successes and shortfalls

The fund’s performance relative to the benchmark was driven primarily by strong stock selection in the industrial, real estate, and utilities sectors, while selection in health care, information technology, and communication services detracted. We expect stock selection to be the fund’s main driver or detractor in any period.

At the issuer level, Taiwan Semiconductor (TSMC) and Atlas Copco were among the fund’s top relative contributors. TSMC designs and manufactures integrated circuits and other semiconductor devices. Its share price rose during the period after the company reported better-than-expected third-quarter results and raised its fourth-quarter guidance, driven by end-market demand for high-end smartphones and high-performance computing applications. TSMC is one of the world’s best semiconductor companies, setting itself apart with leading-edge technology, high returns, and a proclivity for reinvesting to maintain its dominant competitive position.

The company complements its fundamental strengths with clear, measurable, time-based goals to lessen the environmental impact of its manufacturing process. It is investing in the circular economy (reusing or selling recycled waste) and has steadily lowered the water intensity of its operations. Stakeholders care about these topics.

Many customers have outsourced their fabrication to TSMC and want assurance that the company is acting responsibly. Similarly, employees and communities care that TSMC sets an example as a good corporate citizen given its global leadership position.

Atlas Copco is an international industrial group that develops, manufactures, and markets compressed air equipment and treatment, vacuum solutions, mining equipment, generators, electric and pneumatic tools, hybrid joining technologies, and other assembly systems; it also offers related equipment and services. Shares rose as Atlas reported third-quarter profits and orders that beat analysts’ estimates, striking a resilient tone amid concerns that global manufacturing is slowing.

Atlas is run with a long-term perspective by a controlling shareholder family, allowing for multiyear decision-making that competitors are not emboldened to emulate. Its corporate structure is decentralized and entrepreneurial, held together by a strong, unique, returns-focused culture. Atlas has shaped its portfolio to focus on attractive niche markets and has proven to be a great allocator of capital and resources in both acquiring and divesting over time.

Progressive, one of the largest U.S. auto insurers, was the fund’s biggest absolute detractor and one of its biggest relative detractors for the period. Investors have

4

been concerned about deterioration in the combined ratio and margin pressure in the company’s quarterly results, which led the stock price to fall in the latter half of 2019. Progressive has strong competitive advantages in distribution, branding, and cost, a result of applying segmentation strategies to everything it does, which makes it one of the world’s best insurers at pricing risk.

Progressive also has a clear and sensible capital allocation policy, and we are confident the company will be successful in the long term as it applies more and more data to grow more quickly and underwrite more effectively, both in existing markets such as auto and in new ones such as home.

Two million customers have been with Progressive for a decade or more, and the company can attract the best and the brightest employees to serve them, thanks to its distinctive culture and emphasis on diversity and inclusion. Notably, Progressive is one of only two companies in the Standard & Poor’s 500 Index with a female CEO and a female independent board chair.

The fund’s positioning and investment strategy

Our investment philosophy is grounded in the idea that sustainable financial strength plus superior stewardship is a powerful combination, often overlooked as a source of competitive advantage and a driver of alpha. We believe the best way to balance return and responsibility is to extend our time horizon, because these considerations converge over the long term. Thus the portfolio reflects our conviction that:

•             Companies with high returns on capital and strong stewardship are advantaged in outperforming peers and the market.

•             Patience and portfolio construction are two core disciplines that allow us to focus and develop differentiated insights that ultimately drive shareholder returns over the long term.

•             Active ownership through engagement and proxy voting are fiduciary responsibilities that can positively influence company behavior and reinforce the tenets that we believe lead to sustained outperformance.

Rather than focusing exclusively on environmental, social, and governance (ESG) factors, our approach takes a more holistic view of corporate responsibility. We call this stewardship. We do not rely on third-party ESG research or on prescribed ESG screening methodologies, which can be backward-looking, inconsistent, and arbitrarily connected to long-term value creation. Rather, the portfolio is constructed by selecting stocks based on their individual merits and by applying our quantitative and qualitative judgment to ensure that each company meets our high standards for stewardship.

Our investment universe is focused on the largest and most liquid global equities; this initially biases our selection to companies that have been around the longest, with

5

higher-than-average returns on equity, and that have more sophisticated approaches to stewardship, consistent with our investment framework. We collaborate with Wellington’s global industry analysts to identify the best long-term investment ideas from within this universe that match our philosophy and process. Then we work with Wellington’s ESG research team to identify the stewardship leaders within industries and regions, considering those ESG issues that are most material to financial outcomes.

Given our team’s desire to balance strong fundamentals and ESG leadership, we avoid companies that are deemed deficient or declining, and we are not interested in betting on turnarounds. Rather, our approach is to seek to invest in what we believe to be the “best of the best.” We then conduct detailed fundamental analysis on each company, evaluating the sustainability of its financial returns, its history of capital allocation, its ESG priorities, its aptitude and attitude toward engagement, and its desire to pursue best-in-class stewardship.

A critical element of our research process involves understanding how companies balance the interests of all stakeholders, prioritize ESG risks and opportunities, and integrate material ESG factors into strategy and long-term planning.

Ultimately, we will typically invest in about 35–50 stocks across regions and sectors that meet our fundamental and stewardship criteria. Valuation does not drive investment decisions but is used as an input for position sizing. The portfolio is constructed to reduce country, sector, and style biases so that stock-specific factors are the main drivers of risk and return.

We believe it is our fiduciary duty to actively engage with portfolio companies on behalf of fund holders. We aim to support or influence decisions that can maximize long-term stakeholder and shareholder value, which are intertwined and self-reinforcing. Making use of Wellington’s corporate access and relationships, we engage directly with company managements and boards to identify and understand ESG risks and opportunities. We challenge insular thinking. We help prioritize governance factors that matter to longstanding owners. We offer guidance on environmental and social issues for which companies may lack broader perspective.

Lastly, engagement enables us to hold boards and managements accountable for their actions. We hope to invest in companies that prioritize their long-term health and sustained returns on capital rather than capitulating to short-term performance pressures and seeking growth at all costs. We are particularly attracted to situations where we believe financial returns may be higher or last longer than the market anticipates. To support these aspirations, we aim to meet at least annually with managements and a board director for every security we own,

6

focusing on the ESG considerations that we believe are most material to creating long-term value.

Mark D. Mandel, CFA

Senior Managing Director,

Equity Portfolio Manager

Yolanda C. Courtines, CFA

Senior Managing Director,

Equity Portfolio Manager

Wellington Management Company LLP

February 12, 2020

7

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•             Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•             Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

8

Six Months Ended January 31, 2020
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global ESG Select Stock Fund	7/31/2019	1/31/2020	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,062.44	$3.02
Admiral™ Shares	1,000.00	1,063.01	2.50
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.28	$2.96
Admiral Shares	1,000.00	1,022.78	2.45

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.58% for Investor Shares and 0.48% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

9

Global ESG Select Stock Fund

Performance Summary

All of the returns in this report represent past performance. Past performance—and especially short-term past performance— is not a guarantee of the future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 5, 2019, Through January 31, 2020

Initial Investment of $10,000

	Total Returns
	Period Ended January 31, 2020
	Since	Final Value
	Inception	of a $10,000
	(6/5/2019)	Investment
Global ESG Select Stock Fund Investor Shares	12.57%	$11,257
FTSE All-World Index	12.56	11,256

“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	Since	Final Value
	Inception	of a $50,000
	(6/5/2019)	Investment
Global ESG Select Stock Fund Admiral Shares	12.64%	$56,318
FTSE All-World Index	12.56	56,280

 “Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

10

Global ESG Select Stock Fund

Sector Diversification

As of January 31, 2020

Communication Services	2.0%
Consumer Discretionary	17.3
Consumer Staples	4.1
Financials	21.0
Health Care	12.2
Industrials	15.0
Information Technology	17.3
Materials	5.1
Real Estate	2.1
Utilities	3.9

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

11

Global ESG Select Stock Fund

Financial Statements

Statement of Net Assets

As of January 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (95.9%)
Brazil (1.4%)
B3 SA - Brasil Bolsa Balcao	138,100	1,554

Canada (4.2%)
Bank of Nova Scotia	45,582	2,489
BCE Inc.	43,503	2,050
		4,539
Denmark (2.4%)
Vestas Wind Systems A/S	25,786	2,560

France (6.6%)
Cie Generale des Etablissements Michelin SCA	22,908	2,658
Schneider Electric SE	24,039	2,397
LVMH Moet Hennessy Louis Vuitton SE	4,658	2,029
		7,084
Hong Kong (2.1%)
AIA Group Ltd.	228,800	2,267

Japan (5.0%)
Mitsubishi UFJ Financial Group Inc.	632,200	3,246
Recruit Holdings Co. Ltd.	55,300	2,156
		5,402
Netherlands (6.0%)
ING Groep NV	243,798	2,647
Koninklijke DSM NV	17,752	2,160
Wolters Kluwer NV	21,211	1,594
		6,401
Singapore (3.1%)
DBS Group Holdings Ltd.	181,700	3,347

Spain (4.7%)
Industria de Diseno Textil SA	83,678	2,814
Iberdrola SA	200,143	2,190
Iberdrola SA Rights Exp.01/23/2020	183,429	37
		5,041
Sweden (1.4%)
Atlas Copco AB Class A	41,091	1,454

Switzerland (4.1%)
Novartis AG	46,996	4,440

Taiwan (2.7%)
Taiwan Semiconductor Manufacturing Co. Ltd.	282,000	2,909

United Kingdom (2.5%)
Compass Group plc	106,719	2,638

United States (49.7%)
Microsoft Corp.	28,071	4,779
Merck & Co. Inc.	51,072	4,364
Home Depot Inc.	18,715	4,269
Colgate-Palmolive Co.	56,978	4,204
Deere & Co.	23,706	3,759
Starbucks Corp.	40,176	3,408
Texas Instruments Inc.	27,782	3,352
Visa Inc.	15,804	3,144
Ecolab Inc.	15,970	3,132
Northern Trust Corp.	31,691	3,100
Progressive Corp.	36,816	2,971
Accenture plc Class A	10,481	2,151
Prologis Inc.	23,148	2,150
Danaher Corp.	12,893	2,074
NextEra Energy Inc.	6,821	1,829
Baxter International Inc.	18,965	1,692
Automatic Data Processing Inc.	9,150	1,568
Ingersoll-Rand plc	11,396	1,518
		53,464
Total Common Stocks (Cost $95,815)		103,100

12

Global ESG Select Stock Fund

			Market
			Value•
		Shares	($000)
	Temporary Cash Investment (3.2%)
	Money Market Fund (3.2%)
1	Vanguard Market Liquidity Fund, 1.730% (Cost $3,422)	34,215	3,422
	Total Investments (99.1%) (Cost $99,237)		106,522
	Other Assets and Liabilities (0.9%)
	Other Assets		7,407
	Liabilities		(6,472)
			935
	Net Assets (100%)		107,457

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuer	103,100
Affiliated Issuer	3,422
Total Investments in Securities	106,522
Investment in Vanguard	4
Receivables for Accrued Income	123
Receivables for Investment Securities Sold	5,966
Receivables for Capital Shares Issued	1,142
Other Assets	172
Total Assets	113,929
Liabilities
Payables for Investment Securities Purchased	6,272
Payables to Investment Advisor	53
Payables for Capital Shares Redeemed	133
Payables to Vanguard	14
Total Liabilities	6,472
Net Assets	107,457

At January 31, 2020, net assets consisted of:

Amount
($000)
Paid-in Capital	100,146
Total Distributable Earnings (Loss)	7,311
Net Assets	107,457

Investor Shares—Net Assets
Applicable to 1,500,101 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	33,506
Net Asset Value Per Share—Investor Shares	$22.34

Admiral Shares—Net Assets
Applicable to 2,648,169 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	73,951
Net Asset Value Per Share—Admiral Shares	$27.93

·	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Global ESG Select Stock Fund

Statement of Operations

May 21, 2019[1] to
January 31, 2020
($000)
Investment Income
Income
Dividends[2]	1,140
Interest[3]	60
Total Income	1,200
Expenses
Investment Advisory Fees – Note B	114
The Vanguard Group—Note C
Management and Administrative—Investor Shares	46
Management and Administrative—Admiral Shares	66
Marketing and Distribution—Investor Shares	—
Marketing and Distribution—Admiral Shares	—
Custodian Fees	15
Auditing Fees	17
Shareholders’ Reports—Investor Shares	3
Shareholders’ Reports—Admiral Shares	—
Total Expenses	261
Expenses Paid Indirectly	(15)
Net Expenses	246
Net Investment Income	954
Realized Net Gain (Loss)
Investment Securities Sold[3]	(147)
Foreign Currencies	(12)
Realized Net Gain (Loss)	(159)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[3]	7,285
Foreign Currencies	(2)
Change in Unrealized Appreciation (Depreciation)	7,283
Net Increase (Decrease) in Net Assets Resulting from Operations	8,078

1	Commencement of subscription period for the fund.
2	Dividends are net of foreign withholding taxes of $79,000.
3	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $60,000, $4,000, and $0, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Global ESG Select Stock Fund

Statement of Changes in Net Assets

May 21, 2019[1] to
January 31, 2020
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	954
Realized Net Gain (Loss)	(159)
Change in Unrealized Appreciation (Depreciation)	7,283
Net Increase (Decrease) in Net Assets Resulting from Operations	8,078
Distributions
Net Investment Income
Investor Shares	(215)
Admiral Shares	(517)
Realized Capital Gain
Investor Shares	(11)
Admiral Shares	(24)
Total Distributions	(767)
Capital Share Transactions
Investor Shares	31,199
Admiral Shares	68,947
Net Increase (Decrease) from Capital Share Transactions	100,146
Total Increase (Decrease)	107,457
Net Assets
Beginning of Period	—
End of Period	107,457

1	Commencement of subscription period for the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Global ESG Select Stock Fund

Financial Highlights

Investor Shares

May 21, 2019[1] to
For a Share Outstanding Throughout the Period	January 31, 2020
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income[2]	.258
Net Realized and Unrealized Gain (Loss) on Investments	2.257
Total from Investment Operations	2.515
Distributions
Dividends from Net Investment Income	(.167)
Distributions from Realized Capital Gains	(.008)
Total Distributions	(.175)
Net Asset Value, End of Period	$22.34

Total Return[3]	12.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34
Ratio of Total Expenses to Average Net Assets	0.58%[4,5]
Ratio of Net Investment Income to Average Net Assets	1.81%[4]
Portfolio Turnover Rate	15%

1	The subscription period for the fund was May 21, 2019, to June 4, 2019, during which time all assets were held in cash.
Performance measurement began June 5, 2019, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.55%.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Global ESG Select Stock Fund

Financial Highlights

Admiral Shares
May 21, 20191 to
For a Share Outstanding Throughout the Period	January 31, 2020
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income[2]	.338
Net Realized and Unrealized Gain (Loss) on Investments	2.823
Total from Investment Operations	3.161
Distributions
Dividends from Net Investment Income	(.221)
Distributions from Realized Capital Gains	(.010)
Total Distributions	(.231)
Net Asset Value, End of Period	$27.93

Total Return[3]	12.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$74
Ratio of Total Expenses to Average Net Assets	0.48%[4,5]
Ratio of Net Investment Income to Average Net Assets	1.89%[4]
Portfolio Turnover Rate	15%

1	The subscription period for the fund was May 21, 2019, to June 4, 2019, during which time all assets were held in cash.
Performance measurement began June 5, 2019, the first business day after the subscription period, at a net asset value of $25.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.45%.

 See accompanying Notes, which are an integral part of the Financial Statements.

17

Global ESG Select Stock Fund

Notes to Financial Statements

Vanguard Global ESG Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period ended January 31, 2020, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

18

Global ESG Select Stock Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. In accordance with the advisory contract entered into with Wellington Management Company LLP, beginning August 1, 2020, the basic fee will be subject to quarterly adjustments based on the performance relative to the FTSE All-World Index since August 1, 2019. For the period ended January 31, 2020, the investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between The Vanguard Group (“Vanguard”) and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $4,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing account. For the year ended January 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $15,000 (an effective annual rate of 0.03% of average net assets).

E.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

19

Global ESG Select Stock Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks – North and South America	59,557	—	—
Common Stocks – Other	—	43,543	—
Temporary Cash Investments	3,422	—	—
Total	62,979	43,543	—

F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the deferral of post-October capital losses to future periods. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	210
Undistributed Long-Term Gains	—
Capital Loss Carryforwards*	(182)
Net Unrealized Gains (Losses)	7,283

*	Includes losses of $182,000 realized subsequent to October 31, 2019, which are deferred and will be treated as realized for tax purposes in the next fiscal year.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	99,237
Gross Unrealized Appreciation	8,144
Gross Unrealized Depreciation	(859)
Net Unrealized Appreciation (Depreciation)	7,285

20

Global ESG Select Stock Fund

G. During the period ended January 31, 2020, the fund purchased $107,606,000 of investment securities and sold $11,639,000 of investment securities, other than U.S. government securities and temporary cash investments.

H. Capital share transactions for each class of shares were:

	May 21, 2019[1] to
	January 31, 2020
	Amount	Shares
	($000)	(000)
Investor Shares
Issued	39,713	1,896
Issued in Lieu of Cash Distributions	191	8
Redeemed	(8,705)	(404)
Net Increase (Decrease)—Investor Shares	31,199	1,500
Admiral Shares
Issued	83,112	3,170
Issued in Lieu of Cash Distributions	461	16
Redeemed	(14,626)	(538)
Net Increase (Decrease)—Admiral Shares	68,947	2,648

1	Commencement of subscription period for the fund.

I. Subsequent to the report date, the fund was added to a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually. The facility includes the fund and certain other funds managed by Vanguard; each fund is individually liable for its borrowings, if any, under the credit facility.

Management has determined that no other events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

21

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Global ESG Select Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Global ESG Select Stock Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 21, 2019 (inception) through January 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the period May 21, 2019 (inception) through January 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 16, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

22

Special 2020 tax information (unaudited) for Vanguard Global ESG Select Stock Fund

This information for the fiscal year ended January 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $767,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 46.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Global ESG Select Stock Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2019 and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management seeks to invest in global mid- and large-capitalization companies with high financial productivity and leading environmental, social, and governance (ESG) practices. Wellington Management conducts proprietary investment and ESG research to construct a highly selective stock portfolio, representing 40 to 50 stocks that will be owned for an extended time period. Additionally, the advisor will engage with company management and vote proxies. Wellington Management has advised the fund since its inception in 2019.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

24

Cost

The board concluded that, while the fund had not yet been in existence for a full fiscal year, the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s annualized advisory fee rate was also well below the peer-group average.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork- Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

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Vanguard Marketing Corporation, Distributor.

Q5470 032020

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended January 31, 2020: $219,000
Fiscal Year Ended January 31, 2019: $208,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2020: $9,568,215
Fiscal Year Ended January 31, 2019: $9,734,277

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended January 31, 2020: $3,012,031
Fiscal Year Ended January 31, 2019: $5,581,336

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended January 31, 2020: $357,238
Fiscal Year Ended January 31, 2019: $347,985

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended January 31, 2020: $0
Fiscal Year Ended January 31, 2019: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2020: $357,238
Fiscal Year Ended January 31, 2019: $347,985

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

BY:        /s/ MORTIMER J. BUCKLEY*

___________________________

MORTIMER J. BUCKLEY

CHIEF EXECUTIVE OFFICER

Date: March 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

BY:        /s/ MORTIMER J. BUCKLEY*

___________________________

MORTIMER J. BUCKLEY

CHIEF EXECUTIVE OFFICER

Date: March 19, 2020

VANGUARD SPECIALIZED FUNDS

BY:        /s/ JOHN BENDL*

___________________________

JOHN BENDL

CHIEF FINANCIAL OFFICER

Date: March 19, 2020

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 (see file Number 33-32216) and a Power of Attorney filed on October 30, 2019 (see file Number 811-02554), Incorporated by Reference.